Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004


September 29, 2006



VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:   The World Funds, Inc.: File Nos. 333-29289 and 811-08255
      --------------------------------------------------------

Ladies and Gentlemen:

On behalf of our client, The World Funds, Inc. (the "Company"), we enclose for filing, pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the "1933 Act"), Post-Effective Amendment No. 57 to the Company's registration statement on Form N-1A (the "Post-Effective Amendment"). The purpose of the Post-Effective Amendment is to make non-material changes relating to the Staff's comments to Post-Effective Amendment No. 56, which was filed to register a new series of the Company, the Osprey Concentrated Large Cap Value Equity Fund.

I hereby certify that PEA No. 57 does not contain disclosure that renders it ineligible to be filed under Rule 485(b).

Please contact me at (202) 739-5662 with your questions or comments.

Very truly yours,

/s/ Thomas S. Harman

Thomas S. Harman


Enclosures

AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 2006

                                                              File No. 333-29289
                                                              File No. 811-08255

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 57 /X/
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 58 /X/

                              THE WORLD FUNDS, INC.
                       ----------- ----------------------
               (Exact Name of Registrant as Specified in Charter)

                       8730 STONY POINT PARKWAY, SUITE 205
                            RICHMOND, VIRGINIA 23235
                     ----------- -------------------------
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 527-9525
                                 --------------

                             Thomas S. Harman, Esq.
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Avenue, NW
                              Washington, DC 20004
                       ----------- ---------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

 It is proposed that this filing become effective  (check appropriate box):

 -----------------------------------------
/ /  Immediately upon filing pursuant to paragraph (b)
/X/  On October 2, 2006 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  On [date] pursuant to paragraph(a) of Rule 485
 -----------------------------------------

                  TABLE OF CONTENTS

                                    PAGE

Risk/Return Summary..................1
Fees and Expenses....................1
Objective and Strategies.............3
Risk Factors.........................3
Disclosure of Portfolio Holdings.....4
Management...........................4
Shareholder Information..............7
Purchasing Shares....................8
Redeeming Shares....................10
Additional Information..............11
Distribution and Taxes..............14
Distribution Arrangements...........15
[GRAPHIC OMITTED]

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's Statement of Additional Information (the "SAI") dated October 2, 2006, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at www.theworldfunds.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)










Prospectus
October 2, 2006


Osprey Concentrated Large Cap Value Equity Fund -
Institutional Shares

                Series of The World Funds, Inc. (the "Company")
                         A "Series" Investment Company



As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                                   PROSPECTUS

                              THE WORLD FUNDS, INC.

    Osprey Concentrated Large Cap Value Equity Fund - Institutional Shares

                                 October 2, 2006





This prospectus describes the Osprey Concentrated Large Cap Value Equity Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio of securities. The Fund is authorized to offer two classes of shares: one of which, Institutional Shares, is offered by this prospectus. Class P Shares ("Platform Shares") are offered by a separate prospectus. To obtain a prospectus for the Platform Shares, please call (800) 527-9525.





As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective - The primary objective of the Fund is to seek to provide long-term growth of capital. The Fund's investment objective may be changed without shareholder approval.

Principal Investment Strategies - The Fund will seek to achieve its investment objective by investing primarily in the common stocks of large companies that the Fund's investment adviser, Osprey Partners Investment Management, LLC (the "Adviser") believes are undervalued. The Fund will operate as a non-diversified fund as it normally invests in a portfolio of approximately 20-25 stocks.

Principal Risks -- The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment could decline and you could lose money. There is no assurance that the Adviser will achieve the Fund's objective.

The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile - You may want to invest in the Fund if you are seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Information - No Fund performance information is being presented because the Fund has not yet completed a full calendar year of investment operations.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly     Institutional
from your investment)                                Shares

Maximum Sales Charge (Load) Imposed on Purchases     None
Maximum Deferred Sales Charge (Load)(1)              2.00%
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Distributions                          None
Redemption Fees(2)                                   None
Exchange Fees(3)                                     None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

Advisory Fee                                         0.80%
Distribution (12b-1) and Service Fees                None
Other Expenses(4)                                    0.69%
                                                     -----
Total Annual Fund Operating Expenses                 1.49%
Less Fee Waivers and Reimbursements(5)               0.00%
                                                     -----
Net expenses                                         1.49%
                                                     =====

(1) A deferred sales charge of 2.00% is imposed on the proceeds of Institutional Shares redeemed within ninety (90) days. The charge is a percentage of the net asset value at the time of purchase.
(2)   Your account may be charged $10 for a telephone redemption.
(3)   Your account may be charged $10 for a telephone exchange.
(4)   "Other Expenses" are based on estimates for the current fiscal year.
      Other Expenses include, among other expenses, administrative, custody and transfer agency fees.
(5) The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until September 30, 2008, so that the ratio of total annual operating expenses for the Fund's Institutional Shares does not exceed 1.49%. The Adviser will be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above. For more information regarding this arrangement, please see the "Management" section of this Prospectus or the SAI.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                     1 Year         3 Years

                     $131            $466


                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is to seek to provide long-term growth of capital. The Fund's investment objective may be changed without shareholder approval. There is no assurance that the Adviser will achieve the Fund's investment objective.

The Fund seeks to achieve its investment objective by investing in a portfolio consisting primarily of common stocks. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of "large capitalization" companies. This is not a fundamental policy and may be changed by the Board, without a vote of shareholders, upon 60 days' prior notice. Typically, the Adviser considers a company to be a "large capitalization" company if it has, at the time of purchase by the Fund, a market capitalization of greater than $1.5 billion. The Fund will not be limited to investing in securities of companies in any particular market.

The Adviser utilizes fundamental analysis to aid in the selection of financially sound, well-managed companies with the potential for long-term capital appreciation and/or dividend growth. The Adviser employs a bottom-up approach, focusing on company fundamentals, to attempt to identify undervalued, financially strong, and well-managed companies, while attempting to minimize market risk and business risk.

The Adviser generally maintains 20-25 holdings. In determining which portfolio securities to sell, the Adviser will consider, among other things, whether: (1) a security appreciates such that, as a total percentage of the Fund's portfolio, it becomes too large; (2) the sector or security appears to be under-performing;
(3) the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) there is a need to sell loss positions in order to reduce taxable gains to the Fund's shareholders reflected in earlier sales of positions with gains; (5) there is a need to raise funds to cover redemptions; or (6) a better investment opportunity presents itself.

                                  RISK FACTORS

Stock Market Risk - Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Management Risk - The Fund is actively managed by the Adviser. Therefore, like all actively managed mutual funds, the Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to under-perform relevant benchmarks or other funds with a similar investment objective. If the Adviser's conclusions about such factors, including growth rates or securities values, among others, are incorrect, the Fund may not perform as anticipated.

Foreign Investing - The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries.

Depositary Receipts - In addition to the risk of foreign investments applicable to the underlying securities, unsponsored depositary receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current.

Non-Diversification - The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most potential for total return on a risk adjusted basis. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Portfolio Turnover - The Fund may engage in active and frequent trading of its portfolio securities. The Fund presently anticipates that its annualized portfolio turnover rate will not typically exceed 50% to 75%. A high portfolio turnover rate (e.g., a rate over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Temporary Defensive Position - The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT

The Company - The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund." The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Investment Adviser - Osprey Partners Investment Management, LLC (the "Adviser") located at Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser was founded in 1998 and provides investment management services to corporations, endowments and foundations, governments and public agencies, Labor Unions, and high net worth individuals and families. The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.80% of the average daily net assets of the Fund. A discussion regarding the basis for the Board's approval of the Advisory Agreement shall be available in the Fund's Semi-Annual Report to Shareholders for the period ending March 31, 2007.

In the interest of limiting the expenses of the Fund's Institutional Shares, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other operating expenses of the Fund until September 30, 2008, so that the ratio of total annual operating expenses for the Fund's Institutional Shares will not exceed 1.49% of the Fund's average daily net assets. This limit does not apply to interest, taxes, brokerage costs, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of any fees waived or expenses reimbursed. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or expenses reimbursed by the Adviser during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

Portfolio Managers - John W. Liang and Bruce J. Jensen serve as the Portfolio Managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund.

John W. Liang is the Chief Investment Officer and a Portfolio Manager of the Adviser. Mr. Liang joined the Adviser at its inception in 1998 and has over 24 years of investment experience. Mr. Liang received a B.A. in Economics from Columbia University and an M.B.A. from Columbia Business School.

Bruce J. Jensen is the Director of Large-Cap Equity Research and a Portfolio Manager of the Adviser. Mr. Jensen joined the Adviser in 1999 and has over 25 years of investment experience. Mr. Jensen received a B.S. in Accounting from Boston University and an M.B.A. in Finance from Fairleigh Dickinson University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

Prior Performance of the Adviser - The Adviser was founded in 1998 as an independent investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser specializes in value equity and fixed income management for primarily institutional and high net worth clients.

The following table sets forth historical performance data of the composite of all fully discretionary separate accounts managed by the Adviser for the periods indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against a broad based market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

                           Composite Separate Accounts
                              Annual Total Returns
                           Periods Ending December 31
                                                           4th
                                                          Quarter
                             2005      2004      2003      2002*
                             ----      ----      ----      -----
Adviser's Composite
Separate Large Cap Value
Concentrated Accounts
(Net-of-Fees)                9.89%    16.02%    32.96%    10.95%

Russell 1000 Value Index     7.05%    16.49%    30.03%     9.22%
S&P 500 Index                4.91%    10.88%    28.69%     8.44%

Composite Assets (in
millions)                   $393.6    $356.9    $270.3    $202.6
Percentage of Firm Assets   17.69%    11.71%     8.75%     6.66%

* The inception date for the large cap value concentrated composite was October 1, 2002.

The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). GIPS standards have been developed and approved by the CFA Institute ("CFAI") Board of Governors and serve as a single global standard of investment performance reporting to increase minimum reporting standards worldwide. CFAI is a separate organization from the SEC and GIPS standards are separate from SEC performance reporting guidelines. The Adviser has received a firm-wide GIPS verification for the period 10/1/98 to 12/31/05. The composite presented has received a Performance Examination for the period 10/1/02 to 12/31/05. For all periods presented, the composite performance of the separate accounts represented the performance of two accounts, one of which is a non-fee-paying proprietary account of the Adviser representing 0.04% of assets in 2002 and 2003 and 0.03% of assets in 2004 and 2005. As of October 1, 2002, the composite was redefined. Composite results reflect performance of accounts managed according to the redefined criteria. Prior to October 1, 2002, the strategy previously consisted of a single proprietary portfolio with a concentration of 10 to 15 large cap value equity stocks. Beginning October 1, 2002, the investment objective was broadened to include more diversification with approximately 20 to 25 large cap value equity stocks. Performance for the Concentrated-Value Equity redefined composite is presented from October 1, 2002 and forward. Performance for the Concentrated-Value Equity composite prior to October 1, 2002 is available upon request.

The performance data shown above was calculated in accordance with industry standards. "Firm assets" include all fee-paying and three non-fee-paying proprietary accounts of the Adviser under management. Accounts included in the composites have been with the Adviser for one full calendar month. Composite returns represent size weighted, time weighted returns for all fully discretionary fee-paying accounts with neither tax considerations nor restrictions. Composite returns are linked monthly using trade date valuations with no leverage or derivatives used and are valued and calculated in U.S. dollars. A complete list and description of all of the Adviser's composites, as well as additional information regarding policies for calculating and reporting returns, are available upon request. Returns include all dividends received and interest accrued and realized and unrealized gains and losses. All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the separate accounts of the Adviser, without provision for federal or state income taxes. Composite returns are net of withholding taxes on ADRs. Custodial fees, if any, were not included in the calculation. Cash and equivalents are included in performance returns. The Adviser's maximum management fee is 0.75% for separate accounts and is detailed in the Adviser's Form ADV Part II.

The separate accounts for which results are reported are not subject to the same type of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code. Consequently, the performance results for the separate accounts could have been adversely affected if the separate accounts had been regulated as an investment company. In addition, the operating expenses incurred by the private accounts are lower than the operating expenses of the Fund, and, accordingly, the performance results of the composite separate accounts are greater than what Fund performance would have been.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Institutional Shares and Platform Shares, subtracting any liabilities attributable to the Fund's Institutional Shares and Platform Shares, respectively, and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Institutional Shares is equal to the NAV. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                                PURCHASING SHARES

Share Class Alternatives - The Fund currently offers two different classes of shares, one of which, Institutional Shares, is offered by this prospectus. Additional information concerning the Fund's Platform Shares may be obtained by reading a copy of that prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has different combinations of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

You may purchase Institutional Shares of the Fund directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. Institutional Shares of the Fund are also offered through financial supermarkets, advisers and consultants and other investment professionals. In addition to the sales charges discussed herein, investment professionals who offer Institutional Shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Share Transactions - You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Customer Identification Program - Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Minimum Investments - The minimum initial investment for Institutional Shares of the Fund is $100,000. Subsequent investments must be in amounts of $10,000 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Adviser and the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

By Mail - For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

By Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at
(800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General - The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Institutional Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem Institutional Shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your Institutional Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Company's procedure is to redeem Institutional Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell Institutional Shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Institutional Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

By Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

By Telephone - You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

By Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

                             ADDITIONAL INFORMATION

Signature Guarantees - To help protect you and the Company from fraud, signature guarantees are required for: (i) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (ii) all requests to transfer the registration of shares to another owner; and (iii) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(i) the written request for redemption; or (ii) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (i) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(ii) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (iii) trust companies; (iv) firms which are members of a domestic stock exchange; (v) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (vi) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from a notary public, a savings and loan association, or a savings bank.

Proper Form - Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Exchange Privileges - You may exchange all or a portion of your shares in the Fund for the shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You may pay a redemption fee on an exchange based on the date you bought the original shares you exchanged.

Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Managers, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

Funds (such as this Fund) that may invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Modification or Termination - Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares - If you wish to transfer Institutional Shares to another owner, send a written request to the Transfer Agent. Your request should include
(i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed;
(iv) any stock certificates which have been issued for the Institutional Shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and
(vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports - Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications - The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid at least annually. The Fund intends to distribute any net capital gains at least annually.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes - In general, Fund distributions are taxable to you as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as "qualified dividend income" will be taxable at the rates applicable to long-term capital gains. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or fail to certify that your TIN is correct and that you are a U.S. person, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's Distributor. Investment professionals who offer Institutional Shares may request fees from their individual clients. If you invest through a financial intermediary, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General - The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Sales Charge - Institutional Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A deferred sales charge of 2.00% applies if Institutional Shares are sold within ninety (90) days of purchase. The deferred sales charge is a percentage of the net asset value at the time of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances, as discussed below.

Waiver of Deferred Sales Charge - The deferred sales charge on Institutional Shares is waived for:
      (1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;
      (2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;
      (3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and
      (4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's Distributor.

                                TABLE OF CONTENTS

                                     PAGE

Risk/Return Summary...................1
Fees and Expenses.....................1
Objective and Strategies..............3
Risk Factors..........................3
Disclosure of Portfolio Holdings......4
Management............................5
Shareholder Information...............7
Purchasing Shares.....................8
Redeeming Shares.....................10
Additional Information...............11
Distribution and Taxes...............14
Distribution Arrangements............15
[GRAPHIC OMITTED]

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's Statement of Additional Information (the "SAI") dated October 2, 2006, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at www.theworldfunds.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

Prospectus
October 2, 2006


Osprey Concentrated Large Cap Value Equity Fund -
Platform Shares

                Series of The World Funds, Inc. (the "Company")
                         A "Series" Investment Company



As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                                   PROSPECTUS

                              THE WORLD FUNDS, INC.

        Osprey Concentrated Large Cap Value Equity Fund - Platform Shares

                                 October 2, 2006





This prospectus describes the Osprey Concentrated Large Cap Value Equity Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio of securities. The Fund is authorized to offer two classes of shares: one of which, Class P Shares ("Platform Shares"), is offered by this prospectus. Institutional Shares are offered by a separate prospectus. To obtain a prospectus for the Institutional Shares, please call (800) 527-9525.





As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective - The primary objective of the Fund is to seek to provide long-term growth of capital. The Fund's investment objective may be changed without shareholder approval.

Principal Investment Strategies - The Fund will seek to achieve its investment objective by investing primarily in the common stocks of large companies that the Fund's investment adviser, Osprey Partners Investment Management, LLC (the "Adviser") believes are undervalued. The Fund will operate as a non-diversified fund as it normally invests in a portfolio of approximately 20-25 stocks.

Principal Risks -- The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment could decline and you could lose money. There is no assurance that the Adviser will achieve the Fund's objective.

The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile - You may want to invest in the Fund if you are seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Information - No Fund performance information is being presented because the Fund has not yet completed a full calendar year of investment operations.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from   Platform
your investment)                                        Shares

Maximum Sales Charge (Load) Imposed on Purchases        None
Maximum Deferred Sales Charge (Load)                    None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Distributions                             None
Redemption Fees(1)(2)                                   2.00%
Exchange Fees(3)                                        None
Maximum Account Fee (for accounts under $2,500)(4)      $50/year

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

Advisory Fee                                            0.80%
Distribution (12b-1) and Service Fees(5)                0.25%
Other Expenses(6)                                       0.69%
                                                        -----
Total Annual Fund Operating Expenses                    1.74%
                                                        =====
Less Fee Waivers and Reimbursements(7)                  0.00%
                                                        -----
Net expenses                                            1.74%
                                                        =====

(1) A redemption fee of 2.00% is imposed on the proceeds of Platform Shares redeemed within ninety (90) days of purchase and is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. The charge is a percentage of the NAV at the time of redemption.
(2)   Your account may be charged $10 for a telephone redemption.
(3)   Your account may be charged $10 for a telephone exchange.
(4) The Fund may deduct $50 per year (billed quarterly) from your account if it has a value of less than the required minimum investment of $2,500. For more information, see "Small Accounts."
(5) The Board of Directors of the Company (the "Board") has approved a Plan of Distribution for the Platform Shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), providing for the payment of distribution and service fees to the distributor of the Fund. See "Distribution Arrangements - Rule 12b-1 Fees." The 12b-1 fees borne by the Platform Shares may cause long-term investors to pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
(6) "Other Expenses" are based on estimates for the current fiscal year. Other Expenses include, among other expenses, administrative, custody, and transfer agency fees. Other Expenses includes up to 0.25% in service fees, which may be paid pursuant to a Service Plan.
(7) The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until September 30, 2008, so that the ratio of total annual operating expenses for the Fund's Platform Shares does not exceed 1.74%. The Adviser will be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above. For more information regarding this arrangement, please see the "Management" section of this Prospectus or the SAI.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                    1 Year    3 Years

                     $177      $548


                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is to seek to provide long-term growth of capital. The Fund's investment objective may be changed without shareholder approval. There is no assurance that the Adviser will achieve the Fund's investment objective.

The Fund seeks to achieve its investment objective by investing in a portfolio consisting primarily of common stocks. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of "large capitalization" companies. This is not a fundamental policy and may be changed by the Board, without a vote of shareholders, upon 60 days' prior notice. Typically, the Adviser considers a company to be a "large capitalization" company if it has, at the time of purchase by the Fund, a market capitalization of greater than $1.5 billion. The Fund will not be limited to investing in securities of companies in any particular market.

The Adviser utilizes fundamental analysis to aid in the selection of financially sound, well-managed companies with the potential for long-term capital appreciation and/or dividend growth. The Adviser employs a bottom-up approach, focusing on company fundamentals, to attempt to identify undervalued, financially strong, and well-managed companies, while attempting to minimize market risk and business risk.

The Adviser generally maintains 20-25 holdings. In determining which portfolio securities to sell, the Adviser will consider, among other things, whether: (1) a security appreciates such that, as a total percentage of the Fund's portfolio, it becomes too large; (2) the sector or security appears to be under-performing;
(3) the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) there is a need to sell loss positions in order to reduce taxable gains to the Fund's shareholders reflected in earlier sales of positions with gains; (5) there is a need to raise funds to cover redemptions; or (6) a better investment opportunity presents itself.

                                  RISK FACTORS

Stock Market Risk - Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Management Risk - The Fund is actively managed by the Adviser. Therefore, like all actively managed mutual funds, the Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to under-perform relevant benchmarks or other funds with a similar investment objective. If the Adviser's conclusions about such factors, including growth rates or securities values, among others, are incorrect, the Fund may not perform as anticipated.

Foreign Investing - The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries.

Depositary Receipts - In addition to the risk of foreign investments applicable to the underlying securities, unsponsored depositary receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current.

Non-Diversification - The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most potential for total return on a risk adjusted basis. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Portfolio Turnover - The Fund may engage in active and frequent trading of its portfolio securities. The Fund presently anticipates that its annualized portfolio turnover rate will not typically exceed 50% to 75%. A high portfolio turnover rate (e.g., a rate over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Temporary Defensive Position - The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT

The Company - The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund." The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Investment Adviser - Osprey Partners Investment Management, LLC (the "Adviser") located at Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser was founded in 1998 and provides investment management services to corporations, endowments and foundations, governments and public agencies, Labor Unions, and high net worth individuals and families. The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.80% of the average daily net assets of the Fund. A discussion regarding the basis for the Board's approval of the Advisory Agreement shall be available in the Fund's Semi-Annual Report to Shareholders for the period ending March 31, 2007.

In the interest of limiting the expenses of the Fund's Platform Shares, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other operating expenses of the Fund until September 30, 2008, so that the ratio of total annual operating expenses for the Fund's Platform Shares will not exceed 1.74% of the Fund's average daily net assets. This limit does not apply to interest, taxes, brokerage costs, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of any fees waived or expenses reimbursed. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or expenses reimbursed by the Adviser during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

Portfolio Managers - John W. Liang and Bruce J. Jensen serve as the Portfolio Managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund.

John W. Liang is the Chief Investment Officer and a Portfolio Manager of the Adviser. Mr. Liang joined the Adviser at its inception in 1998 and has over 24 years of investment experience. Mr. Liang received a B.A. in Economics from Columbia University and an M.B.A. from Columbia Business School.

Bruce J. Jensen is the Director of Large-Cap Equity Research and a Portfolio Manager of the Adviser. Mr. Jensen joined the Adviser in 1999 and has over 25 years of investment experience. Mr. Jensen received a B.S. in Accounting from Boston University and an M.B.A. in Finance from Fairleigh Dickinson University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

Prior Performance of the Adviser - The Adviser was founded in 1998 as an independent investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser specializes in value equity and fixed income management for primarily institutional and high net worth clients.

The following table sets forth historical performance data of the composite of all fully discretionary separate accounts managed by the Adviser for the periods indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against a broad based market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

                           Composite Separate Accounts
                              Annual Total Returns
                           Periods Ending December 31
                                                           4th
                                                          Quarter
                             2005      2004      2003      2002*
                             ----      ----      ----      -----
Adviser's Composite
Separate Large Cap Value
Concentrated Accounts
(Net-of-Fees)                9.89%    16.02%    32.96%    10.95%

Russell 1000 Value Index     7.05%    16.49%    30.03%     9.22%
S&P 500 Index                4.91%    10.88%    28.69%     8.44%

Composite Assets (in
millions)                   $393.6    $356.9    $270.3    $202.6
Percentage of Firm Assets   17.69%    11.71%     8.75%     6.66%

* The inception date for the large cap value concentrated composite was October 1, 2002.

The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). GIPS standards have been developed and approved by the CFA Institute ("CFAI") Board of Governors and serve as a single global standard of investment performance reporting to increase minimum reporting standards worldwide. CFAI is a separate organization from the SEC and GIPS standards are separate from SEC performance reporting guidelines. The Adviser has received a firm-wide GIPS verification for the period 10/1/98 to 12/31/05. The composite presented has received a Performance Examination for the period 10/1/02 to 12/31/05. For all periods presented, the composite performance of the separate accounts represented the performance of two accounts, one of which is a non-fee-paying proprietary account of the Adviser representing 0.04% of assets in 2002 and 2003 and 0.03% of assets in 2004 and 2005. As of October 1, 2002, the composite was redefined. Composite results reflect performance of accounts managed according to the redefined criteria. Prior to October 1, 2002, the strategy previously consisted of a single proprietary portfolio with a concentration of 10 to 15 large cap value equity stocks. Beginning October 1, 2002, the investment objective was broadened to include more diversification with approximately 20 to 25 large cap value equity stocks. Performance for the Concentrated-Value Equity redefined composite is presented from October 1, 2002 and forward. Performance for the Concentrated-Value Equity composite prior to October 1, 2002 is available upon request.

The performance data shown above was calculated in accordance with industry standards. "Firm assets" include all fee-paying and three non-fee-paying proprietary accounts of the Adviser under management. Accounts included in the composites have been with the Adviser for one full calendar month. Composite returns represent size weighted, time weighted returns for all fully discretionary fee-paying accounts with neither tax considerations nor restrictions. Composite returns are linked monthly using trade date valuations with no leverage or derivatives used and are valued and calculated in U.S. dollars. A complete list and description of all of the Adviser's composites, as well as additional information regarding policies for calculating and reporting returns, are available upon request. Returns include all dividends received and interest accrued and realized and unrealized gains and losses. All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the separate accounts of the Adviser, without provision for federal or state income taxes. Composite returns are net of withholding taxes on ADRs. Custodial fees, if any, were not included in the calculation. Cash and equivalents are included in performance returns. The Adviser's maximum management fee is 0.75% for separate accounts and is detailed in the Adviser's Form ADV Part II.

The separate accounts for which results are reported are not subject to the same type of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code. Consequently, the performance results for the separate accounts could have been adversely affected if the separate accounts had been regulated as an investment company. In addition, the operating expenses incurred by the private accounts are lower than the operating expenses of the Fund, and, accordingly, the performance results of the composite separate accounts are greater than what Fund performance would have been.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Institutional Shares and Platform Shares, subtracting any liabilities attributable to the Fund's Institutional Shares and Platform Shares, respectively, and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Platform Shares is equal to the NAV. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable redemption fee on shares held for ninety
(90) days or less. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                                PURCHASING SHARES

Share Class Alternatives - The Fund currently offers two different classes of shares, one of which, Platform Shares, is offered by this prospectus. Additional information concerning the Fund's Institutional Shares may be obtained by reading a copy of that prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has different combinations of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

You may purchase Platform Shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by First Dominion Capital Corp. (the "Distributor") to sell shares of the Fund (collectively, "Financial Intermediaries"). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 527-9525. There are no sales charges in connection with purchasing Platform Shares of the Fund. Financial intermediaries who offer Platform Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

Share Transactions - You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. If you hold an account through a Financial Intermediary, you may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting your Financial Intermediary. Financial Intermediaries may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement.

Customer Identification Program - Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Minimum Investments - The minimum initial investment for Platform Shares of the Fund is $2,500. Subsequent investments must be in amounts of $100 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Adviser and the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

By Mail - For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

By Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at
(800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General - The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Platform Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem Platform Shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your Platform Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Company's procedure is to redeem Platform Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. A two percent (2.00%) redemption fee is deducted from the proceeds of the Fund's Platform Shares if shares are redeemed within ninety (90) days after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. The redemption fee is a percentage of the NAV at the time of purchase. The Company reserves the right to waive this fee. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell Platform Shares through a financial intermediary, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Platform Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

By Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

By Telephone - You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

By Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

                             ADDITIONAL INFORMATION

Signature Guarantees - To help protect you and the Company from fraud, signature guarantees are required for: (i) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (ii) all requests to transfer the registration of shares to another owner; and (iii) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(i) the written request for redemption; or (ii) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (i) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(ii) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (iii) trust companies; (iv) firms which are members of a domestic stock exchange; (v) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (vi) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from a notary public, a savings and loan association, or a savings bank.

Proper Form - Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account if it has a value of less than the required minimum investment. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Exchange Privileges - You may exchange all or a portion of your shares in the Fund for the shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You may pay a redemption fee on an exchange based on the date you bought the original shares you exchanged.

Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Managers, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

Funds (such as this Fund) that may invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

In an effort to deter market timing or other abusive trading activities, the Company has adopted a redemption fee. A 2.00% redemption fee shall be imposed on any shares redeemed within ninety (90) days after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. This redemption fee is meant to prevent short-term trading in the Fund. The redemption fee is a percentage of the NAV at the time of purchase. The Company reserves the right to waive this fee. The redemption fee shall not apply towards shares purchased with the reinvestment of dividends. In determining the amount of any redemption fee, the shares having been held the longest in the account shall be considered redeemed first.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Modification or Termination - Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares - If you wish to transfer Platform Shares to another owner, send a written request to the Transfer Agent. Your request should include
(i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed;
(iv) any stock certificates which have been issued for the Platform Shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports - Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications - The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid at least annually. The Fund intends to distribute any net capital gains at least annually.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes - In general, Fund distributions are taxable to you as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as "qualified dividend income" will be taxable at the rates applicable to long-term capital gains. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or fail to certify that your TIN is correct and that you are a U.S. person, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's Distributor. Investment professionals who offer Platform Shares may request fees from their individual clients. If you invest through a financial intermediary, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General - The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Rule 12b-1 Fees - The Board has adopted a Distribution Plan for the Fund's Platform Shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund may finance from the assets of the Platform Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the distributor. With respect to Platform Shares, 0.25% represents 12b-1 distribution fees paid to institutions that have agreements with the distributor to provide such services. Because these fees are paid out of the Platform Shares' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Payments to Financial Intermediaries - Certain financial intermediaries that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund. These fees (service fees) are paid in addition to the fees paid under the 12b-1 Plan. For more information, please refer to the SAI.

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525







                Osprey Concentrated Large Cap Value Equity Fund

                       STATEMENT OF ADDITIONAL INFORMATION


                                 October 2, 2006


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses of the Osprey Concentrated Large Cap Value Equity Fund (the "Fund"), as listed below, as they may be supplemented or revised from time to time. You may obtain the prospectuses of the Fund, free of charge, by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 527-9525.

Current prospectuses:

o     Institutional Shares dated October 2, 2006; and
o     Class P ("Platform Shares") dated October 2, 2006

                                TABLE OF CONTENTS

                                                                PAGE


GENERAL INFORMATION...............................................1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS...............1
INVESTMENT OBJECTIVE..............................................1
STRATEGIES AND RISKS..............................................1
INVESTMENT PROGRAMS...............................................1
INVESTMENT RESTRICTIONS...........................................4
DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES.....................5
MANAGEMENT OF THE COMPANY.........................................7
INVESTMENT ADVISER AND ADVISORY AGREEMENT........................11
MANAGEMENT-RELATED SERVICES......................................13
PORTFOLIO TRANSACTIONS...........................................15
CAPITAL STOCK AND DIVIDENDS......................................16
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES.................17
SPECIAL SHAREHOLDER SERVICES.....................................19
TAX STATUS.......................................................20
INVESTMENT PERFORMANCE...........................................21
FINANCIAL INFORMATION............................................24
PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURESAPPENDIX A

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund." This SAI relates to the Osprey Concentrated Large Cap Value Fund series (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is not a "diversified" series, as that term is defined in the 1940 Act.

As of the date of this SAI, the Fund is authorized to issue two classes of shares: Institutional Shares, imposing a maximum deferred sales charge of 2.00% for shares redeemed within ninety (90) days of purchase; and Platform Shares, imposing a two percent (2.00%) redemption fee if shares are redeemed within ninety (90) days of purchase, and a 0.25% 12b-1 fee.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The Fund's investment objective, investment programs, restrictions and the operating policies of the Fund that are not fundamental policies and can be changed by the Board of Directors of the Company (the "Board") without shareholder approval.

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term growth of capital. All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program. The Fund's investment objective is non-fundamental and therefore, may be changed without shareholder approval.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

                               INVESTMENT PROGRAMS

Equity Securities - Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of a fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

      Common Stocks - Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

      Warrants - The Fund may invest in warrants and considers such securities to be "equity securities" for purposes of its investment strategies. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks
- The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

      Bankers' Acceptances - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

      Certificates of Deposit - Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

      Time Deposits - Time deposits are non negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

      Repurchase Agreements - As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. government securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by the Fund. The Fund's investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities - The Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. Under normal circumstances, the Fund will invest at least 80% of its net assets in the equity securities of "large capitalization" companies. The Fund may invest up to 20% of its assets in high quality money market instruments and repurchase agreements. Such securities include obligations of governments, instrumentalities and corporations. The high quality money market securities in which the Fund may invest will be rated at the time of purchase in the top two ratings categories by Moody's Investors Service, Inc. ("Moody's"), or by Standard & Poor's Rating Group ("S&P"), or will be determined to be of equivalent quality by the Fund's investment adviser.

Commercial Paper - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted.

Debentures - The Fund may invest in debentures, which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Depositary Receipts - American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may also invest in EDRs, GDRs and RDCs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S.

U.S. Government Securities - The Fund may invest in U.S. government securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. government agencies or U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision.

Illiquid Securities - The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Other Investment Companies - An investment company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies fees and expenses.

Exchange-Traded Funds ("ETFs") - An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges and trade similarly to publicly-traded companies. ETF's also have risks and costs that are similar to publicly-traded companies. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk borne by the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in ETF's, shareholders of the Fund bear their proportionate share of the underlying ETF's fees and expenses.

Non-Diversification - The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most potential for total return on a risk adjusted basis. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Portfolio Turnover - Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Fund's investment adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the investment adviser's opinion, to meet the Fund's objective. The investment adviser anticipates that the average annual portfolio turnover rate of the Fund will be between 50% and 75%.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions - The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

As a matter of fundamental policy, the Fund will not:

1. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies and Restriction - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

As a matter of non-fundamental policy, the Fund may not:

1. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

2. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

6. Invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, under normal circumstances, in equity securities of large capitalization companies.

                  DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Company maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Board reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Company's Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non- standard disclosure"). The Board has also delegated authority to the Company's President and to senior management at the Company's administrator, Commonwealth Shareholder Services, Inc. ("CSS"), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Company's President and/or senior management at CSS. CSS reports quarterly to the Board regarding the implementation of such policies and procedures.

The Company is required by the U.S. Securities and Exchange Commission (the "SEC") to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Company's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Company transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

The Company's service providers which have contracted to provide services to the Company and its funds, including, for example, the custodian and the fund accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Company has a legitimate business purpose for doing so. The Company has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

1. to the Company's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2. to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Company regulatory filings;

3. to rating agencies on a monthly basis for use in developing a rating for the Fund; and

4. to the Company's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

Additionally, the Adviser has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

1. every day to a financial data processing company that provides automated data scanning and monitoring services for the Fund;

2. every day to a research company that allows the Adviser to perform attribution analysis for the Fund; and

3. semi-monthly to the Adviser's proxy voting agent to assess and vote proxies on behalf of the Fund.

The Company and the Adviser currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund's portfolio holdings, the Company will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board. The Board has authorized the President of the Company and senior management at CSS to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Company and its shareholders. There may be instances where the interests of the Company's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund's investment adviser, any principal underwriter for the Company or an affiliated person of the Company (including such affiliated person's investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Company who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Trust and third party service providers of the Company receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Company nor its Adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

                            MANAGEMENT OF THE COMPANY

Directors and Officers - The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk(*).

------------------------------------------------------------------------
                                                             Other
                                                             Directorships
                                                             by
                                                             Directors
                           Number  Principal Occupation(s)   and
                           of     During the Past Five Years Number of
               Position(s) Funds                             Funds in
                Held with  in                                the
Name, Age and    Company   Company                           Complex
   Address     and Tenure  Overseen                           Overseen
------------------------------------------------------------------------
------------------------------------------------------------------------
Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco,    Chairman,   10     Treasurer and Director of  World
III*(1)        Director           Commonwealth Shareholder   Insurance
(61)           and                Services, Inc. (fund       Trust - 1
8730 Stony     President          administrator) since       Fund
Point Pkwy     since May          1985; President and
Suite 205      1997               Director of First
Richmond, VA                      Dominion Capital Corp.
23235                             (broker-dealer) and Fund
                                  Services, Inc. (transfer
                                  agent) since 1987;
                                  President and Treasurer
                                  of Commonwealth Capital
                                  Management, Inc.
                                  (investment adviser)
                                  since 1983; President of
                                  Commonwealth Capital
                                  Management, LLC since
                                  1984; President and
                                  Director of Commonwealth
                                  Fund Accounting, Inc.
                                  since 2004; Chairman and
                                  Trustee of World
                                  Insurance Trust
                                  (investment company)
                                  since 2002; and Chairman,
                                  Director and Treasurer of
                                  Vontobel Funds, Inc.
                                  (investment company)
                                  since 1997.  Mr. Pasco is
                                  also a certified public
                                  accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd,   Director    10     Retired.  Manager of the   World
Jr.*(1) (65)   since May          Customer Services          Insurance
10808 Hob      1997               Operations and Accounting  Trust - 1
Nail Ct.                          Division of the Potomac    Fund
Potomac, MD                       Electric Power Company
20854                             from 1978 to 2005;         Satuit
                                  Trustee of World           Capital
                                  Insurance Trust            Management
                                  (investment company)       Trust - 1
                                  since 2002; Trustee of     Fund
                                  Satuit Capital Management
                                  Trust (investment
                                  company) since 2002;
                                  Trustee of Janus Advisors
                                  Series Trust (investment
                                  company) from 2003 to
                                  2005; and Director of
                                  Vontobel Funds, Inc.
                                  (investment company)
                                  since 1997.  Mr. Boyd is
                                  also a certified public
                                  accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
William E.     Director    10     Financial and Tax          World
Poist (68)     since May          Consultant, Management     Insurance
5272 River     1997               Funds Consulting for       Trust - 1
Road                              Professionals since 1968;  Fund
Bethesda, MD                      Trustee of Satuit Capital
20816                             Management Trust           Satuit
                                  (investment company)       Capital
                                  since 2003; Trustee of     Management
                                  World Insurance Trust      Trust - 1
                                  (investment company) May   Fund
                                  2002; and Director of
                                  Vontobel Funds, Inc.
                                  (investment company)
                                  since 1997.  Mr. Poist is
                                  also a certified public
                                  accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M.        Director    10     President of Alfred J.     World
Dickinson (58) since May          Dickinson, Inc. Realtors   Insurance
8704           1997               since April 1971; Trustee  Trust - 1
Berwickshire                      of Satuit Capital          Fund
Dr.                               Management Trust
Richmond, VA                      (investment company)       Satuit
23229                             since 2003; Trustee of     Capital
                                  World Insurance Trust      Management
                                  (investment company)       Trust - 1
                                  since 2002; and Director   Fund
                                  of Vontobel Funds, Inc.
                                  (investment company)
                                  since 1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------
------------------------------------------------------------------------
Karen M.       Secretary   N/A    Executive Vice President   N/A
Shupe (42)     since 2005         of Administration and
8730 Stony     and                Accounting, Commonwealth
Point Pkwy     Treasurer          Shareholder Services,
Suite 205      since 2006         Inc. since 2001.
Richmond, VA
23235
------------------------------------------------------------------------
------------------------------------------------------------------------
Peter L.       Chief       N/A    Chief Compliance Officer,  N/A
Smith (74)     Compliance         American Pension
4834 Langdrum  Officer            Investors Trust
Lane           since 2004         (investment company);
Chevy Chase,                      Yorktown Management &
MD 20815                          Research Company, Inc.
                                  (investment adviser), First Dominion Capital
                                  Corp. (broker-dealer), World Insurance Trust
                                  (investment company), Satuit Capital
                                  Management Trust (investment company) and
                                  Commonwealth Capital Management, LLC
                                  (investment adviser) since 2004; Chief
                                  Compliance Officer of Third Millennium
                                  Investment Advisors, LLC since 2005; Director
                                  of Compliance, AmeriMutual Funds Distributor
                                  from 2003 to 2006; Senior Compliance Officer,
                                  Mutual Fund Services, FBR National Bank and
                                  Trust from 2002 to 2003; and Senior Vice
                                  President of Operations, Administration and
                                  Compliance, Monument Funds; Principal of
                                  Monument Distributors, Inc. (broker-dealer)
                                  from 1998 to 2001.
------------------------------------------------------------------------
------------------------------------------------------------------------
Leland H.      President   N/A    President of CSI Capital   N/A
Faust* (59)    of the CSI         Management, Inc.
One            Equity             (investment adviser)
Montgomery St. Fund               since 1978; Partner,
Suite 2525     Series             Taylor & Faust (law firm)
San            since 1997         since 1975.
Francisco, CA
94104
------------------------------------------------------------------------
------------------------------------------------------------------------
John T.        Vice        N/A    President of Third         N/A
Connor, Jr.    President          Millennium Investment
*(64)          of the             Advisors, LLC (investment
1185 Avenue    Company            adviser) since 1998;
of the         and                Chairman of ROSGAL
Americas,      President          Insurance since 1993;
32nd Fl.       of the             Director of Teton
New York, NY   Third              Petroleum Company since
10036          Millennium         1993.
               Russia
               Fund
               Series
               since
               October
               1998
------------------------------------------------------------------------
------------------------------------------------------------------------
Robert J.      Vice        N/A    Chairman, President and    N/A
Sullivan* (44) President          Treasurer of Satuit
2807 Gaston    of the             Capital Management Trust
Gate           Company            (investment company)
Mount          and                since December 2000;
Pleasant, SC   President          Managing Director and
29466          of the             Investment Officer of
               GenomicsFund       Satuit Capital
               Series             Management, LLC
               since              (investment adviser)
               January            since 2000.
               2003
------------------------------------------------------------------------
------------------------------------------------------------------------
Jeffrey W.     Vice        N/A    Chief Operating Officer    N/A
Taylor* (33)   President          of Dividend Capital
518 - 17th     of the             Investments LLC
Street         Company,           (investment adviser)
Suite 1700     and                since 2005; Vice
Denver, CO     President          President of Business
80202          of the             Services from 2004 to
               Dividend           2005; Product Manager,
               Capital            INVESCO Inc. from July
               Realty             2003 to January 2004;
               Income             Manager of Marketing and
               Fund               Business Analytics,
               Series             INVESCO Funds Group Inc.
               since              from 1999 to 2003.
               March 2006
------------------------------------------------------------------------
------------------------------------------------------------------------
Gunter         Vice        N/A    Vice President, Vontobel   N/A
Faschang* (33) President          Asset Management
450 Park       of the             (investment adviser)
Avenue         Company            since 2001 and head of
New York, NY   and                Eastern European equity
10022          President          management and research,
               of the             Vontobel Asset Management
               Eastern            AG since 2001.
               European
               Equity
               Fund
               Series
               since May
               2001
------------------------------------------------------------------------
------------------------------------------------------------------------
J. Allen Gray* Vice        N/A    Managing Partner at        N/A
(45)           President          Osprey Partners
Shrewsbury     of the             Investment Management,
Executive      Company            LLC since 2004; Principal
Center II,     and                at Osprey Partners
1040 Broad     President          Investment Management,
Street,        of the             LLC from 2002 to 2004;
Shrewsbury,    Osprey             Senior Vice President at
New Jersey     Concentrated       Osprey Partners
07702          Large Cap          Investment Management,
               Value              LLC from 1999 to 2002.
               Equity
               Fund
               Series
               since
               September
               2006
------------------------------------------------------------------------

(1) Messrs. Boyd and Pasco are each considered to be an "interested person" as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund and GenomicsFund; (3) he is an affiliated person of Third Millennium Investment Advisors, LLC, which serves as the investment sub-adviser to the Third Millennium Russia Fund, and Satuit Capital Management, LLC, which serves as the investment sub-adviser to GenomicsFund; (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, First Dominion Capital Corp., the Company's underwriter, and Fund Services, Inc., the Company's Transfer and Disbursing Agent. Mr. Boyd is considered to be an "interested person" of the Fund because he is a member of the immediate family of an affiliated person of Osprey Partners Investment Management, LLC, which serves as the investment adviser to the Fund.

Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board. During the year ended December 31, 2005, the Audit Committee met two times.

The Company has a standing Governance and Nominating Committee of the Board composed of Messrs. Boyd, Poist, and Dickinson. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company, although only Messrs. Poist and Dickinson select and nominate candidates to serve as disinterested directors of the Company. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the year ended December 31, 2005, the Governance and Nominating Committee met two times.

The Company has a standing Pricing and Brokerage Committee of the Board composed of Messrs. Boyd, Poist, and Dickinson. The Pricing and Brokerage Committee, under procedures established by the Board, determines a price for a security held by a fund when there is no readily available market price for that security. The Pricing and Brokerage Committee reports its findings to the full Board on a quarterly basis, as necessary. During the fiscal year ended December 31, 2005, the Pricing and Brokerage Committee met two times.

As of December 31, 2005, the directors beneficially owned the following dollar range of equity securities in the Fund as indicated below:

------------------------------------------------------------------------
Name                  of Dollar Range of        Aggregate Dollar Range
Director                 Equity Securities in   of Equity Securities
                         the Fund               in All Funds of the
                                                Company Overseen by
                                                the Directors
------------------------------------------------------------------------
------------------------------------------------------------------------
Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco, III          None                   None
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd,             None                   $10,001-$50,000
Jr.
------------------------------------------------------------------------
------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul                     None                   $10,001-$50,000
Dickinson
------------------------------------------------------------------------
------------------------------------------------------------------------
William                  None                   $10,001-$50,000
Poist
------------------------------------------------------------------------

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. Messrs. Boyd, Dickinson, and Poist receive a retainer of $500 per quarter and a fee of $200 per fund per meeting for each regular meeting, and $500 per fund for each special meeting of the directors which they attend in person or by telephone. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

For the year ended December 31, 2005, the directors received the following compensation from the Company:

------------------------------------------------------------------------
Name and Position     Aggregate       Pension or       Total
Held                  Compensation    Retirement       Compensation
                      From the Fund   Benefits         from the
                      for Fiscal      Accrued as Part  Company(2)
                      Year Ended      of Fund Expenses
                      December 31,
                      2005(1)
------------------------------------------------------------------------
------------------------------------------------------------------------
Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco, III,      $-0-            N/A              $-0-
Chairman
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.,     $-0-            N/A              $28,900
Director
------------------------------------------------------------------------
------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson,    $-0-            N/A              $30,900
Director
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist,     $-0-            N/A              $30,900
Director
------------------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board for the Fund's fiscal period ended December 31, 2005.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal period ended December 31, 2005. The Company consisted of a total of ten funds as of December 31, 2005.

Sales Loads - The Fund currently offers Institutional Shares and Platform Shares. No front-end sales charges are applied to the purchase of Institutional Shares or Platform Shares. A deferred sales charge of 2.00% is imposed on the proceeds of Institutional Shares redeemed within ninety (90) days. The charge is a percentage of the net asset value at the time of purchase.

Policies Concerning Personal Investment Activities - The Fund, the Adviser and FDCC have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D. C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies - The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available
(1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

Investment Adviser - Osprey Partners Investment Management, LLC (the "Adviser") located at Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was founded in 1998 and provides investment management services to corporations, endowments and foundations, governments and public agencies, Labor Unions, and high net worth individuals and families. The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.

The Adviser currently provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

The Adviser has contractually agreed to waive or limit its fees until September 30, 2008, so that the ratio of total annual operating expenses for the Fund's Institutional Shares and Platform Shares are limited to 1.49% and 1.74%, respectively. This limit does not apply to interest, taxes, brokerage costs, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.80% on the average daily net assets of the Fund.

Portfolio Managers - This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation - The Adviser compensates the Fund's portfolio managers for their management of the Fund and other accounts managed by the Adviser. Both of the Fund's portfolio mangers' compensation consists of a cash salary (a relatively fixed component) and annual partnership distributions, which are dependent on the profitability of the firm. Mr. Jensen's compensation also consists of an annual discretionary bonus determined by the Adviser's Management Committee. In general, the discretionary cash bonus is determined based on the Fund's and the other accounts' pre-tax performance as compared to a particular benchmark, currently the Russell 1000 Value Index, over varying time-periods and economic cycles. The bonus also is based on other subjective factors, such as leadership, ideas and overall contributions to the investment team. The Management Committee also takes into account performance of the products they manage and profitability of the firm. Firm revenues are derived from investment management fees which are based on the market value of assets under management for all accounts, including the Fund.

Fund Shares Owned by Portfolio Managers - The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Fund is new and, therefore, has not completed a fiscal year.

Other Accounts - In addition to the Fund, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2006.

----------------------------------------------------------------------
    Name          Registered       Other Pooled     Other Accounts
                  Investment
                   Companies
                (excluding the      Investment
                     Fund)           Vehicles
----------------------------------------------------------------------
----------------------------------------------------------------------
              Number   Total      Number   Total Number      Total
              of                  of             of
              Accounts   Assets   Accounts AssetsAccounts   Assets
----------------------------------------------------------------------
----------------------------------------------------------------------
John W. Liang
                 1     $41.9        None    $0      11      $561.9
                        million                             million
----------------------------------------------------------------------
----------------------------------------------------------------------
Bruce J.
                 1     $41.9        None    $0      2       $410.4
Jensen                  million                             million
----------------------------------------------------------------------

Conflicts of Interests - The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Adviser's investment committee determines the shape and composition of each model portfolio with the result that each portfolio manager of the Fund is focused on particular investment disciplines rather than competing accounts yet remains sensitive to client investment requirements. The primary portfolio managers review the Fund daily.

The Adviser has also adopted trading policies and procedures with the objective of treating all clients fairly so that over time no client is advantaged or disadvantaged over another. Where the Adviser has discretionary trading authority, it will bunch orders for execution with the result that each client participating in the aggregated order participates at an average share price. Commission costs are shared on a pro-rata basis. Clients may direct the Adviser to execute trades with a specific broker causing them to be excluded from bunched orders. The Adviser utilizes a random rotation process in an attempt to not disadvantage any one client over another.

The Adviser also manages a Large Cap and Concentrated portfolio in the Adviser's Profit Sharing Plan ("Plan") similar to its Large Cap and Concentrated client accounts and the Fund may buy and sell securities for its Plan that it also recommends to its clients. Any such transactions are consistent with recommendations being made to clients, including the Fund, and any trades for the Plan are executed last in the firm's trading rotation.

                           MANAGEMENT-RELATED SERVICES

Administration - Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Adviser. John Pasco III, Chairman of the Board, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based fee, computed daily and paid monthly at the annual rate of 0.10% (with a minimum annual fee of $20,000) on Fund assets up to $75 million, and 0.07% on Fund assets in excess of $75 million, of the average daily net assets of the Fund (which includes regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

Custodian - Pursuant to a Custodian Agreement with the Company, UMB Bank ("UMB"), 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, acts as the custodian of the Fund's securities and cash. With the consent of the Company, UMB has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. UMB is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the United States. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services - Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CFA. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses.

Transfer Agent - Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Fund's transfer and disbursing agent. FSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. John Pasco, III, Chairman of the Board, is the sole owner of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor - First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor of the Fund's shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board, owns 100% of the Distributor, and is its President, Treasurer and a Director. The Distributor is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor may receive Distribution 12b-1 and service fees from the Platform Shares of the Fund, as described in the applicable prospectus and this SAI.

Independent Accountants - The Company's independent registered public accounting firm, Tait, Weller & Baker LLP audits the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker LLP is located at 1818 Market Street, Philadelphia, Pennsylvania 19103.

Plan of Distribution - The Fund has a Plan of Distribution or "12b-1 Plan" for its Platform Shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of the Platform Shares average daily net assets. Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". These costs may include payment of expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Plan provides that the Fund will compensate the Distributor at an annual rate of up to 0.25% of the Platform Shares average daily net assets regardless of the Distributor's expenses. All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Platform Shares' outstanding voting securities. Any agreement entered into pursuant to the 12b-1 Plans with a Service Organization (defined below) is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Platform Shares' outstanding voting securities, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

In addition, the Fund may also pay up to 0.25% to an institution (a "Service Organization") for shareholder support services, which may not exceed the annual rate of 0.25% of the average daily net assets attributable to the Fund's outstanding Platform Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. This amount may be paid outside of the Fund's Rule 12b-1 Plan, but pursuant to a Shareholder Servicing Plan.

Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Platform Shares.

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Platform Shares, in connection with their accounts with such Service Organizations. Any such fees are not within and would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Platform Shares.

                             PORTFOLIO TRANSACTIONS

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker. On occasion, the Adviser will place over-the-counter equity transactions on an agency basis. If an over-the-counter equity transaction is effected on an agency basis, clients will be charged commissions in addition to the broker's spread with is included in the offer or bid price of the security.

In choosing brokers to effect portfolio transactions for the Fund, the Adviser considers any research, statistical or other information or services (the "Services") provided by such other brokers which enhance the Adviser's investment research and portfolio management capability generally. The Adviser also considers security price, speed of execution and willingness of the broker-dealer to commit its own capital. Services provided by such brokers may be used in servicing all of the Adviser's accounts and not all such Services may be used by the Adviser in connection with the accounts which paid commissions to the brokers providing the Services. Accordingly, the Adviser shall not be required or deemed to have the duty to obtain the lowest brokerage commission rates available or to combine or arrange orders to obtain the lowest brokerage commission rates available on transactions for its clients. If the amount of commission charged by a broker is reasonable in relation to the value of the brokerage functions and services provided by such broker to the Adviser, the Adviser may effect brokerage transactions with such broker notwithstanding the fact that such broker charges higher commissions than those another broker might charge. It is the Adviser's policy, consistent with investment considerations, to seek the most favorable price and execution for brokerage orders. Commissions on all brokerage transactions are subject to negotiation.

The Adviser may consider the research capabilities of various brokerage firms, including their coverage of various industries, the information systems offered by such brokerage firms and the timing and accuracy of their delivery of statistical information. The Adviser may also effect transactions through brokers which pay for research services provided by third parties in accordance with Section 28(e) of the Securities Exchange Act of 1934. These supplemental research and statistical services may consist of written or oral research reports from various services which aid the Adviser in fulfilling its investment decision making responsibilities, including security pricing services and electronic information management systems. Research services furnished or paid for by brokers and through whom the Adviser effects transactions may be used by the Adviser in servicing all of the Adviser's accounts and not all such services may be used by the Adviser in connection with the accounts which paid commissions to the brokers providing the services. Commissions paid to brokers providing such research may be higher than those charged by brokers not providing such services. The Adviser will effect transactions through brokers providing third party research services only if the commissions charged by such brokers are reasonable in relation to the value of the brokerage functions and research services provided.

The Board has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at Its Board meetings. The Board will also periodically review the total amount of commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund of using particular brokers or dealers.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue one billion fifty million (1,050,000,000) shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: twenty-five million (25,000,000) shares for Class P Shares of the series; and twenty-five million (25,000,000) shares for Institutional Shares of the series.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class P and Institutional shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan.

Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan -- The Board of Directors have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares - You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment by the time the Fund prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares - Shareholders may exchange their shares for the same class of shares of any other fund of the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form (meaning that written instructions signed by all registered owners, with a signature guarantee if necessary, is received).

Eligible Benefit Plans - An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds of the Company.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares - You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Frequent Purchase and Redemptions - The Fund has no arrangements with any persons to permit frequent purchases or redemptions of Fund shares.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account - The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectuses to open your account.

Telephone Transactions - A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans - Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA") - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $4,000. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. A spouse who does not earn compensation can contribute up to $3,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA - A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $4,000 per year. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $4,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $4,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts - Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. The plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

                                   TAX STATUS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its investors. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its investors, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Distributions of Net Investment Income - The Fund receives income generally in the form of dividend income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, or at the lower capital gains rates that apply to distributions that qualify as qualified dividend income, whether you take them in cash or reinvest them in additional shares. Absent further legislation, the lower tax rates applicable to qualified dividend income will not apply to distributions in taxable years beginning after December 31, 2010.

Distribution of Capital Gains - The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of Foreign Investments on Distributions - Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions - The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company - The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal period, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as dividend income that should qualify as qualified dividend income (for individual shareholders) and for the dividends received deduction (in the case of corporate shareholders) to the extent of the Fund's earnings and profits.

Excise tax distribution requirements - To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the calendar year plus 98% of its capital gain net income earned during the twelve month period ending October 31 of such calendar year and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares - Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations - Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Federal Home Loan Mortgage Corporation or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information - From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                                               6
                              Yield = 2[(a-b +1) -1]
                                         ---
                                          cd
where:

a   =   dividends and interest earned during the period
b   =   expenses accrued for the period (net of reimbursements)
c   =   the average daily number of shares outstanding during the period that were entitled to receive dividends
d   =   the maximum offering price per share on the last day of the period

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes.

Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance - Total return quotations used by the Fund are based on standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

           n
      P(1+T) = ERV

where:

P     =    a hypothetical initial payment of $1,000
T     =    average annual total return
n     =    number of years (1, 5 or 10)
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

The Fund may also, from time to time, include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above. The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports (once available), request other information and discuss your questions about the Fund by contacting the Company directly at:

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235

                            Telephone: (800) 527-9525

                      e-mail: mail@shareholderservices.com

                                                                     Appendix A

           PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES

The Board has delegated to the Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. Below is the Adviser's proxy voting policy guidelines and a concise summary of the 2006 U.S. Proxy Voting Guidelines of Institutional Shareholder Services, which serves as the Adviser's proxy voting agent.

                  Osprey Partners Investment Management, LLC
                               Proxy Voting Policy

Osprey Partners Investment Management, LLC, ("Osprey"), votes proxies for all discretionary clients who have delegated proxy voting authority to the firm either in their investment contract, the client's investment policy statement or by letter. Absent this direct delegation Osprey expressly declines to vote client proxies as stated in its standard investment management agreement. Osprey also may not vote proxies for clients for whom it acts as subadviser where the delegation of proxy voting authority has been granted to another investment adviser. While Osprey's fiduciary duty of care imposes a responsibility to monitor corporate events and vote proxies for those clients delegating such authority, if Osprey determines that the cost of voting a proxy exceeds the expected benefit of voting the proxy Osprey will refrain from voting.

As part of Osprey's fiduciary responsibility in managing client assets when Osprey does accept proxy voting authority, it is Osprey's policy to vote proxies in a manner that the firm determines is in the best interest of its clients. As a fiduciary the duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making a proxy voting decision, two overriding considerations should be assessed: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be. Osprey applies its proxy voting policy consistently and documents the reasons for voting.

To assist in monitoring corporate actions Osprey subscribes to the proxy voting agent services of Institutional Shareholder Services ("ISS") an advisor that specializes in providing a variety of fiduciary-level services related to proxy voting. ISS provides Osprey the following services: notification of upcoming shareholder meetings; research and analysis of the issues to be voted on and recommendation of how to vote; vote execution; and vote record keeping and reporting. ISS provides voting policies spanning three hundred proxy issues in twelve categories. Osprey will consider the recommendations of ISS and will generally vote with those recommendations. However, Osprey's review of the ISS analysis as well as Osprey's own research may lead Osprey to override ISS' recommendation and vote specific issues differently based on Osprey's belief that such a vote is in the best interest of its clients. Once Osprey has registered a vote with ISS it is stored in their central database and a hardcopy report is maintained in the operations department of Osprey.

Factors to Consider in Voting Proxies:

Recognizing that clients may have different concerns about issues, Osprey utilizes the policy development services of ISS and uses four policies provided by ISS in its analysis and determination of how to vote proxies, three of which have been customized to provide analysis that correlates with different investment guidelines. We utilize a Taft-Hartley voting guideline, a Social guideline, a Religious guideline and a Standard guideline for those accounts with none of the aforementioned sensitivities. These policies deal with proxy issues relating to boards of directors, proxy contests, auditors, tender offers, capital structure, executive and director compensation, and social issues among other issues. A summary of the ISS Standard Proxy Voting Guideline is attached for reference.

Conflicts of Interest

As a fiduciary Osprey follows procedures designed to prevent material conflicts of interest from affecting vote decisions. A conflict of interest would arise in the event that Osprey management has a personal interest in the outcome of the vote that would benefit the firm. In the event of a material conflict of interest Osprey would disclose the conflict to the client and vote the proxy in accordance with the recommendation of ISS. Examples of such a conflict would be if an officer of Osprey is also a director of or has a business relationship with a company whose securities we invest in, or has a personal relationship with participants in a proxy solicitation.

A conflict of interest could also arise if ISS were not able to make voting recommendations in an impartial manner and in the best interest of our clients. Osprey has reviewed the policies and procedures of ISS with regard to conflicts of interest and believes that they address this potential issue. Osprey requires ISS to disclose any relevant facts about relationships they may have with issuers including compensation they have received. Moreover, ISS discloses to Osprey whether a conflict of interest exists at the time of each vote recommendation. Should that disclosure reveal a material conflict of interest, Osprey will weigh the ISS recommendation in light of the conflict and decide at that time, on a case by case basis, whether Osprey should vote the respective proxy directly.

Proxy Voting Procedures

Osprey utilizes the Web-based ProxyMaster and VOTEX systems of ISS to determine whether there are any upcoming shareholder meetings or outstanding issues to be voted. The Proxymaster system contains reports with ISS' vote recommendations and research for each issue. Each report presents both management's position and the recommendation of ISS in order to facilitate a clear comparison. Osprey's Chief Operating Officer will review all issues where ISS recommends a vote that does not support a management position and will determine the action to take. All votes are registered with ISS prior to the meeting date.

A file is maintained in Osprey's operations department of all Proxymaster reports including: indicating how the issue was voted. In addition, ISS stores all voting records and reports for five years and undertakes to make these records available to subscribers promptly upon request.

Disclosure to Clients
Clients may request and receive a report of the different proxy voting policies as well as a record of how their proxies were voted by contacting Janet Early at Osprey Partners Investment Management, LLC, 1040 Broad Street, Shrewsbury, NJ 07702, telephone 732-542-9191, or e-mail: jearly@ospreyinvest.com.

Initiated 12/1/1998, Amended 5/1/2003; 1/21/2004; 8/6/2004

             Concise Summary of 2006 U.S. Proxy Voting Guidelines
                Effective for meetings on or after Feb. 1, 2006
                              Updated Jan. 12, 2006

1. Auditors

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless:
o An auditor has a financial interest in or association with the company, and is therefore not independent;
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
o     Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors: o Composition of the board and key board committees; o Attendance at board and committee meetings; o Corporate governance provisions and takeover activity; o Disclosures under Section 404 of the Sarbanes-Oxley Act; o Long-term company performance relative to a market and peer index; o Extent of the director's investment in the company; o Existence of related party transactions; o Whether the chairman is also serving as CEO; o Whether a retired CEO sits on the board; o Number of outside boards at which a director serves. WITHHOLD from individual directors who: o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
o     Sit on more than six public company boards;
o Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).
WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if: o The company's poison pill has a dead-hand or modified dead-hand feature.
      Withhold every year until this feature is removed; o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group
      (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.
WITHHOLD from inside directors and affiliated outside directors when: o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
o     The full board is less than majority independent.
WITHHOLD from the members of the Audit Committee if:
o     The non-audit fees paid to the auditor are excessive;
o A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
WITHHOLD from the members of the Compensation Committee if:
o There is a negative correlation between chief executive pay and company performance;
o The company fails to submit one-time transfers of stock options to a shareholder vote;
o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
o     The company has poor compensation practices.
WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
o     Two-thirds independent board;
o     All-independent key committees;
o     Established governance guidelines;
o     The company does not under-perform its peers.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;
o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;
o An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.
In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
o Long-term financial performance of the target company relative to its industry;
o     Management's track record;
o     Background to the proxy contest;
o     Qualifications of director nominees (both slates);
o Strategic plan of dissident slate and quality of critique against management;
o Likelihood that the proposed goals and objectives can be achieved (both slates);
o     Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either: o Shareholders have approved the adoption of the plan; or o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
o No lower than a 20 percent trigger, flip-in or flip-over; o A term of no more than three years; o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
o Market reaction - How has the market responded to the proposed deal? o Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
o Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.
o Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:
o The total cost of the company's equity plans is unreasonable; o The plan expressly permits the repricing of stock options without prior shareholder approval;
o There is a disconnect between CEO pay and the company's performance; o The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or o The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:
o Stock ownership guidelines with a minimum of three times the annual cash retainer.
o     Vesting schedule or mandatory holding/deferral period:
-     A minimum vesting of three years for stock options or restricted stock;
           or
-     Deferred stock payable at the end of a three-year deferral period.
o A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
o     No retirement/benefits and perquisites for non-employee directors; and
o A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet
Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:
o Purchase price is at least 85 percent of fair market value; o Offering period is 27 months or less; and o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:
o Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
o Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
o No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:
o     A trigger beyond the control of management;
o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
o Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
o The company is conducting animal testing programs that are unnecessary or not required by regulation;
o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
o The company has been the subject of recent, significant controversy related to its testing programs.
Generally vote FOR proposals seeking a report on the company's animal welfare standards.

Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

o The existing level of disclosure on pricing policies;
o Deviation from established industry pricing norms;
o The company's existing initiatives to provide its products to needy consumers;
o Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.


Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

o New legislation is adopted allowing development and drilling in the ANWR region;
o   The company intends to pursue operations in the ANWR; and
o The company has not disclosed an environmental risk report for its ANWR operations.


Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
o  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
o The company does not maintain operations in Kyoto signatory markets;
o The company already evaluates and substantially discloses such information; or,
o Greenhouse gas emissions do not significantly impact the company's core businesses.

Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.


Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
o Past performance as a closed-end fund; o Market in which the fund invests;
o Measures taken by the board to address the discount; and
o Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

o Performance of the fund's net asset value;
o The fund's history of shareholder relations;
o The performance of other funds under the advisor's management.

PART C - OTHER INFORMATION

Item 23.   Exhibits

(a) Articles of Incorporation.

     (1) Articles of Incorporation of The World Funds, Inc. (the "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 26, 2001 ("PEA No. 19").

     (2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund are incorporated herein by reference to Exhibit No. 23(a)(2) of PEA No. 19.

     (3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No.
23(a)(3) of PEA No. 19.

     (4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000 are incorporated herein by reference to Exhibit No. 23(a)(4) of PEA No. 19.

     (5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating GenomicsFund.com are incorporated herein by reference to Exhibit No. 23(a)(5) of PEA No.19.

     (6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund are incorporated herein by reference to Exhibit No. 23(a)(6) of PEA No.19.

     (7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File
Nos.
333-29289/811-8255), as filed with the SEC on May 12, 2000 ("PEA
No. 11").

     (8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

     (9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000 ("PEA No. 13").

     (10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby Fund (formerly known as "Newby's Ultra Fund") are incorporated herein by reference to Exhibit No. 23(a)(10) of PEA No. 19.

     (11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on March 13, 2001 ("PEA No. 15").

     (12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and
GenomicsFund.com as Class Y
Shares, are incorporated herein by reference to Exhibit No.
23(a)(3)(b) of PEA
No. 15.

     (13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

     (14) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, changing the name of the CSI Equity
Fund Class B
Shares to CSI Equity Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a) (14) of Post-Effective Amendment
No. 21 to the
Registrant's Registration Statement on Form N-lA (File Nos.
333-29289/811-8255),
as filed with the SEC on February 7, 2002 ("PEA No. 21").

     (15) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund are incorporated herein by reference to Exhibit No. 23(a) (15) of PEA No. 21.

     (16) Articles of Amendment dated July 11, 2002, as filed with the State of Maryland on July 16, 2002, changing the name of the GenomicsFund.com Class Y Shares to GenomicsFund Class Y Shares; changing the name of the GenomicsFund.com Class A Shares to GenomicsFund Class A Shares; changing the name of the GenomicsFund.com Class B Shares to GenomicsFund Class B Shares; and changing the name of the GenomicsFund.com Class C Shares to GenomicsFund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(16) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 8, 2002 ("PEA No. 24").

     (17) Articles of Amendment dated September 3, 2002, as filed with the State of Maryland on September 5, 2002, changing the name of the Newby Fund to Chase Mid-Cap Growth Fund and further renaming shares from Chase Mid-Cap Growth Fund Investor Class Shares to Chase Mid-Cap Growth Fund Class A Shares; and renaming shares from Chase Mid-Cap Growth Fund Service Class to Chase Mid-Cap Growth Fund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(17) of PEA No. 24.

     (18) Articles Supplementary dated December 9, 2002, as filed with the State of Maryland on December 16, 2002, creating the Lara Treasury Management Fund are incorporated herein by reference to Exhibit No. 23(a) (18) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-lA (File Nos.333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 27").

     (19) Articles of Amendment dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, renaming the existing shares of the New Market Fund and the Third Millennium Russia Fund as Class A Shares are incorporated herein by reference to Exhibit No. 23(a)(19) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 28").

     (20) Articles Supplementary dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, reclassifying shares of the New Market Fund and the Third Millennium Russia Fund into Class A, Class B and Class C shares are incorporated herein by reference to Exhibit No. 23(a) (20) of PEA No. 28.

     (21) Articles of Amendment dated March 21, 2003, as filed with the State of Maryland on March 22, 2003, renaming the existing shares of the Lara Treasury Management Fund Class A Shares to the Lara U.S. Treasury Fund Class A Shares; renaming the Lara Treasury Management Fund Class C Shares to the Lara U.S. Treasury Fund Class C Shares; and renaming the Lara Treasury
Management Fund
Institutional Shares to the Lara U.S. Treasury Fund Institutional
Shares are
incorporated herein by reference to Exhibit No. 23(a) (21) of Post-Effective
Amendment No. 31 to the Registrant's Registration Statement on
Form N-lA (File
Nos. 333-29289 /811-8255) as filed with the SEC on October 16,
2003 ("PEA No.
31").

     (22) Articles Supplementary dated August 18, 2003, as filed with the State of Maryland on August 19, 2003, creating the Vontobel Eastern European Equity Fund are incorporated by reference to Exhibit No. 23(a) (22) of PEA No. 31.

     (23) Articles of Amendment dated September 29, 2003, as filed with the State of Maryland on September 30, 2003, renaming the existing New Market Fund B Shares to the New Market Fund Institutional Shares; and renaming the existing Third Millennium Russia Fund B Shares to the Third Millennium Russia Fund Institutional Shares are incorporated by reference to Exhibit No.23(a) (23) of PEA No. 31.

     (24) Articles Supplementary dated October 8, 2003, as filed with the State of Maryland on October 9, 2003, creating the Dividend Capital Realty Fund are incorporated by reference to Exhibit No. 23(a) (24) of PEA No. 31.

     (25) Articles of Amendment dated October 16, 2003, as filed with the State of Maryland on October 23, 2003, renaming the Dividend Capital Realty Fund as the Dividend Capital Realty Income Fund and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Dividend Capital Realty Fund Class A Shares to the Dividend Capital Realty Income Fund Class A Shares; renaming the existing shares of the Dividend Capital Realty Fund Class B Shares to the Dividend Capital Realty Income Fund Class B Shares; renaming the existing shares of the Dividend Capital Realty Fund Class C Shares to the Dividend Capital Realty Income Fund Class C Shares; and renaming the existing shares of the Dividend Capital Realty Fund Class Y Shares to the Dividend Capital Realty Income Fund Class Y Shares are incorporated by reference to Exhibit No. 23(a) (25) of PEA No. 31.

     (26) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Micro Cap Fund are incorporated herein by reference to Exhibit No. 23(a)(26) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255)as filed with the SEC on November 8, 2004 ("PEA No. 37").

     (27) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Small Cap Fund are incorporated by reference to Exhibit No. 23(a)(27) of PEA No. 37.

     (28) Articles of Amendment dated February 6, 2004, as filed with the State of Maryland on February 10, 2004, renaming the existing Dividend Capital Realty Income Fund Class Y Shares to the Dividend Capital Realty Income
Fund Class I
Shares are incorporated by reference to Exhibit No. 23(a)(28) of PEA No. 37.

     (29) Articles of Amendment dated April 20, 2004, as filed with the State of Maryland on April 21, 2004, renaming the Vontobel Eastern European Equity Fund as the Eastern European Equity Fund and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Vontobel Eastern European Equity Fund Class A Shares to the Eastern European Equity Fund Class A Shares; renaming the existing shares of the Vontobel Eastern European Equity Fund Class B Shares to the Eastern European Equity Fund Class B Shares; and, renaming the existing shares of the Vontobel Eastern European Equity Fund Class C Shares to the Eastern European Equity Fund Class C Shares are incorporated by reference to Exhibit No. 23(a)(29) of PEA No. 37.

     (30) Articles of Amendment dated August 5, 2004, as filed with the State of Maryland on August 10, 2004, renaming the existing Eastern European Equity Fund Class B Shares to the Eastern European Equity Fund Institutional Shares are incorporated by reference to Exhibit No. 23(a)(30) of PEA No. 37.

     (31) Articles Supplementary dated August 13, 2004, as filed with the State of Maryland on August 17, 2004, increasing the authorized shares of the Registrant from 750,000,000 to 850,000,000 are incorporated by reference to Exhibit No. 23(a)(31) of PEA No. 37.

     (32) Articles of Amendment dated November 11, 2004, as filed with the State of Maryland on November 12, 2004 renaming the existing Lara U.S. Treasury Fund series to the Epoch International Small Cap Fund series and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Lara U.S. Treasury Fund Class A Shares to the Epoch International Small Cap Fund Class A Shares; Lara U.S. Treasury Fund Institutional Shares to the Epoch International Small Cap Fund Institutional Shares; and Lara U.S. Treasury Fund Class C Shares to the Epoch International Small Cap Fund Class C Shares are incorporated by reference to Exhibit No. 23(a)(32) of Post Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255)as filed with the SEC on November 15, 2004
("PEA No. 38").

     (33) Articles Supplementary dated May 6, 2005, as filed with the State of Maryland on May 10, 2005, creating the Epoch U.S. All Cap Equity Fund series are incorporated by reference to Exhibit No. 23(a)(33) of Post Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on May 16, 2005 ("PEA No. 44").

     (34) Articles Supplementary dated August 10, 2005, as filed with the State of Maryland on August 10, 2005, creating the REMS Real Estate Value Opportunity Fund series are incorporated by reference to Exhibit No. 23(a)(34) of Post Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on August 15, 2005 ("PEA No. 45").

     (35) Articles of Amendment dated September 26, 2005, as filed with the State of Maryland on September 30, 2005, renaming the authorized issued and unissued shares of the Epoch U.S. All Cap Equity Fund Class C Shares as Epoch U.S. All Cap Equity Fund Class P Shares are incorporated by reference to Exhibit No. 23(a)(35) of Post Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on August 15, 2005 ("PEA No. 55").

    (36) Articles of Amendment dated September 26, 2005, as filed with the State of Maryland on September 30, 2005, renaming the authorized issued and unissued shares of the Epoch International Small Cap Fund Class C Shares as Epoch International Small Cap Fund Class P Shares are incorporated by reference to Exhibit No. 23(a)(36) of PEA No. 55.

     (37) Articles Supplementary dated September 29, 2005, as filed with the State of Maryland on September 30, 2005, increasing the authorized shares of the Registrant from 850,000,000 to 1,050,000,000 are incorporated herein by reference to Exhibit No. 23(a)(36) of Post Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A (File No.s 333-29289 and 811-8255) as filed with the SEC on November 1, 2005 ("PEA No. 47").

     (38) Articles Supplementary dated October 21, 2005, as filed with the State of Maryland on October 24, 2005, creating the Epoch Global Equity Shareholder Yield Fund series and creating a Platform Share class are incorporated herein by reference to Exhibit No. 23(a)(35) of PEA No. 47.

     (39) Articles Supplementary dated July 11, 2006, as filed with the State of Maryland on July 14, 2006, creating the Osprey Concentrated Large Cap Value Equity Fund are incorporated herein by reference to Exhibit No. 23(a)(39) of Post Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on August 30, 2006 ("PEA No. 56").

     (b) By-Laws.

     The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(c) Instruments Defining Rights of Security Holders.

     See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(d) Investment Advisory Contracts.

     (1) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of PEA No. 19.

     (2) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(2) of PEA No. 19.

     (3) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(d)(3) of PEA No. 19.

     (4) GenomicsFund.

     (a) Investment Advisory Agreement dated March 1, 2002 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as Genomicsfund.com) is incorporated herein by reference to Exhibit No. 23 (d) (6) of PEA No. 11.

     (b) Investment Advisory Agreement dated March 25, 2003 between Commonwealth Capital Management, LLC ("CCM") and the Registrant on behalf of GenomicsFund is to be filed by amendment.

     (c) Sub-Advisory Agreement dated March 25, 2003 between CCM and Satuit Capital Management, LLC ("SCM") is to be filed by amendment.

      (5) New Market Fund.

     (a) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998 ("Amendment No. 5").

     (b) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

     (c) Investment Advisory Agreement dated March 31, 2003 between The London Company of Virginia and the Registrant, on behalf of the New Market Fund is to be filed by amendment.

      (6) Third Millennium Russia Fund.

     (a) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC ("TMIA") and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 19.

     (7) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

     (a) Investment Advisory Agreement dated August 31, 2002 between Chase Investment Counsel Corp. and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(d)(7)(a) of PEA No. 24.

     (b) Investment Advisory Agreement dated December 12, 2000 between xGENx, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23 (d)(9)(a) of PEA No. 21.

     (c) Investment Advisory Agreement dated August 9, 2001 between CCM and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(b) of PEA No. 21.

     (d) Sub-Advisory Agreement dated August 9, 2001 between CCM and xGENx, LLC on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(c) of PEA No. 21.

     (8) Investment Advisory Agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch International Small Cap Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 44.

     (9) Investment Advisory Agreement between Dividend Capital Investments LLC and the Registrant on behalf of the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit No. 23 (d)(9) of PEA No. 31.

     (10) Investment Advisory Agreement between CCM and the Registrant on behalf of the Vontobel Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on October 17, 2003 ("PEA No. 32").

     (11) Form of Investment Advisory Agreement between Epoch Investment Partners, Inc., and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund series is incorporated herein by reference to Exhibit No.
23(d)(11) of PEA No. 44.

     (12) Form of Investment Advisory Agreement between Real Estate Management Services Group, LLC, and the Registrant on behalf of the REMS Real Estate Value Opportunity Fund series is incorporated herein by reference to Exhibit No. 23(d)(12) of PEA No. 45.

     (13) Form of Investment Advisory Agreement between Epoch Investment Partners, Inc., and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund series is incorporated herein by reference to Exhibit No. 23(d)(13) of PEA No. 47.

     (14) Investment Advisory Agreement between Osprey Partners Investment Management, LLC, and the Registrant on behalf of the Osprey Concentrated Large Cap Value Equity Fund series is filed herewith.

(e) Underwriting Contracts.

     (1) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Third Millennium Russia Fund, The New Market Fund and Newby Fund is incorporated herein by reference to Exhibit No. 23(e)(1) of PEA No. 19.

     (2) Distribution Agreement between FDCC and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund series is incorporated herein by reference to Exhibit No. 23(e)(2) of PEA No. 45.

     (3) Form of Distribution Agreement Between FDCC and the Registrant on behalf of the REMS Real Estate Value Opportunity Fund is incorporated herein by reference to Exhibit No. 23(e)(3) of PEA No. 45.

     (4) Form of Distribution Agreement Between FDCC and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund series is incorporated herein by reference to Exhibit No. 23(e)(4) of PEA No. 47.

 (f) Bonus or Profit Sharing Contracts.

     Not Applicable.

(g) Custodian Agreements.

     (1) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

     (2) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of PEA No. 19.

     (3) Form of Custodian Agreement between UMB Bank, N.A. and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of PEA No. 47.

(h) Other Material Contracts.

      (1) Administrative Services.

     (a) Administrative Services Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(a) of PEA No. 19.

     (b) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of PEA No. 19.

     (c) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(c) of PEA No. 19.

     (d) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(5) of Amendment No. 5.

     (e) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(6) of Amendment No. 5.

     (f) Administrative Services Agreement dated March 1, 2000 between CSS and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit 23(h)(2)(f) of PEA No. 11.

     (g) Administrative Services Agreement dated December 12, 2000 between CSS and the Registrant on behalf of the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(h)(1)(h) of PEA No. 21.

     (h) Administrative Services Agreement dated April 1, 2003 between CSS and the Registrant on behalf of the Epoch International Small Cap Fund (formerly, the Lara U.S. Treasury Fund is incorporated by reference to Exhibit No. 23(h)(1)(h) of PEA No. 31.

     (i) Administrative Services Agreement between CSS and the Registrant on behalf of the Dividend Capital Realty Income Fund is incorporated by reference to Exhibit No. 23(h)(1)(i) of PEA No. 31.

     (j) Administrative Services Agreement between CSS and the Registrant on behalf of the Eastern European Equity (formerly the Vontobel Eastern European Equity Fund) is incorporated herein by reference to Exhibit No. 23(h)(1)(j) of PEA No. 37.

     (k) Administrative Services Agreement between CSS and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(k) of PEA No. 45.

     (l) Form of Administrative Services Agreement between CSS and the Registrant on behalf of the REMS Real Estate Value Opportunity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(l) of PEA No. 45.

     (m) Form of Administrative Services Agreement between CSS and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(m) of PEA No. 47.

     (n) Administrative Services Agreement between CSS and the Registrant on behalf of the Osprey Concentrated Large Cap Value Equity Fund is to be filed by amendment.

      (2) Transfer Agent.

     (a) Transfer Agency Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(a) of PEA No. 19.

     (b) Transfer Agency Agreement dated January 1, 2002 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(b) of PEA No. 24.

     (c) Form of Transfer Agency Agreement between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(c) of PEA No. 47.

      (3) Fund Accounting.

     (a) Accounting Services Agreement dated July 1, 2000 between Commonwealth Fund Accounting and the Registrant on behalf of the Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, The New Market Fund, Third Millennium Russia Fund, GenomicsFund (formerly known as GenomicsFunds.com), Chase Mid-Cap Growth Fund (formerly known as the Newby Fund), Lara U.S. Treasury Fund, Dividend Capital Realty Income Fund and the Vontobel Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(d) of PEA No. 12.

     (b) Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(b) of PEA No. 19.

     (c) Form of Accounting Services Agreement between Commonwealth Fund Accounting and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund is incorporated herein by reference to Exhibit No.
23(h)(3)(c) of PEA No. 47.

      (4) Expense Limitation Agreements.

     (a) Expense Limitation Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(h)(4)(c) of PEA No. 19.

     (b) Expense Limitation Agreement dated August 1, 1999 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 19.

     (c) Expense Limitation Agreement dated September 1, 2000 between Third Millennium Investment Advisers, LLC, Commonwealth Capital
Management, Inc.,
FDCC, CSS and the Registrant on behalf of the Third Millennium
Russia Fund is
incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 19.

     (d) Expense Limitation Agreement dated December 1, 2001 between Commonwealth Capital Management, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 21.

     (e) Expense Limitation Agreement dated September 1, 2002 between Chase Investment Counsel Corp and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(e) of PEA No. 24.

     (f) Expense Limitation Agreement between the Lara Group, Ltd. and the Registrant on behalf of the Lara Treasury Management Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 27.

     (g) Expense Limitation Agreement between The London Company of Virginia and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 28.

     (h) Expense Limitation Agreement between Third Millennium Investment Advisors, LLC and the Registrant on behalf of the Third Millennium Russia Fund is incorporated by reference to Exhibit 23(h)(4)(h) of Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on June 2, 2003 ("PEA No. 30").

     (i) Class A Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(i) of PEA No. 37.

     (j) Class C Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(j) of PEA No. 37.

     (k) Institutional Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(k) of PEA No. 37.

     (l) Form of Institutional Shares Expense Limitation Agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch International Small Cap Fund (formerly the Lara U.S. Treasury Fund series) is incorporated herein by reference to Exhibit No. 23(h)(4)(l) of PEA No. 38.

     (m) Form of Expense Limitation Agreements between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund series is incorporated by reference to Exhibit No. 23(h)(4)(m) of PEA No. 44.

     (n) Form of Expense Limitation Agreements between Real Estate Management Services Group, LLC and the Registrant on behalf of the REMS Real Estate Value Opportunity Fund series is incorporated herein by reference to Exhibit No. 23(h)(4)(n) of PEA No. 38.

     (o) Form of Expense Limitation Agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund, Institutional Shares is incorporated herein by reference to Exhibit No. 23(h)(4)(o) of PEA 50.

     (p) Form of Expense Limitation Agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund, Platform Shares is incorporated herein by reference to Exhibit No. 23(h)(4)(p) of PEA 50.

     (q) Form of Platform Shares Expense Limitation Agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch International Small Cap Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(q) of PEA 55.

     (r) Form of Expense Limitation Agreements between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund series is incorporated herein by reference to Exhibit No. 23(h)(4)(r) of PEA 55.

     (s) Expense Limitation Agreements between Osprey Partners Investment Management, LLC, and the Registrant on behalf of the Osprey Concentrated Large Cap Value Equity Fund series is filed herewith.

(i) Legal Opinion.

   (1) Opinion of Morgan, Lewis & Bockius LLP is filed herewith.

(j) Other Opinions.

      Not applicable.

(k) OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l) Initial Capital Agreements.

      Not Applicable.

(m) Rule 12b-1 Plan.

      (1) Sand Hill Portfolio Manager Fund.

     (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

     (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b) of PEA No. 15.

     (c) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c) of PEA No. 15.

      (2)  CSI Equity Fund

     (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No. 15.

     (b) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(c) of PEA No. 15.

      (3) GenomicsFund (formerly known as GenomicsFund.com).

     (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

     (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

     (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(b) of PEA No. 15.

     (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(c) of PEA No. 15.

      (4) New Market Fund.

     (a) The Distribution Plan for Class A Shares of the New Market Fund is incorporated herein by reference to Exhibit No. 23(m)(2) of Amendment No. 5.

     (b) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(4)(b) of PEA No. 28.

     (c) The Distribution and Service Plan for Class C Shares is incorporated herein be reference to Exhibit No. 23(m)(4)(c) of PEA No. 28.

      (5) Third Millennium Russia Fund.

     (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(1) of Amendment No. 5.

     (b) Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(b) of PEA No. 30.

     (c) Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(c) of PEA No. 30.

      (6) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

     (a) The Distribution Plan for Class C Shares (formerly known as Service Class Shares) is incorporated herein by reference to Exhibit No. 23(m)(7)(a) of PEA No. 13.

     (b) Shareholder Servicing Plan and related Agreement are incorporated herein by reference to Exhibit No. 23(m) (6)(b) of Post-Effective Amendment No. 25 to the Registrants Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on October 31, 2002 ("PEA No. 25").

     (7) Distribution and Service Plan for Class C Shares of the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No. 23(m) (7) of PEA No. 27.

     (8) Dividend Capital Realty Income Fund.

     (a) The Distribution and Service Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 31.

     (b) The Distribution and Service Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b) of PEA No. 31.

     (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c) of PEA No. 31.

     (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(d) of PEA No. 31.

     (9) Epoch Global Equity Shareholder Yield Fund.

     (a) The Distribution and Service Plan for the Platform Shares is to be filed by amendment.

     (b) The Shareholder Servicing Plan for the Platform Shares is to be filed by amendment.

        (10) Epoch International Small Cap Fund.

        (a) Form of Shareholder Servicing Plan is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 55.

        (b) Form of Rule 12b-1 Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(10)(b) of PEA No. 55.

        (11) Epoch U.S. All Cap Equity Fund.

        (a) Form of Shareholder Servicing Plan is incorporated herein by reference to Exhibit No. 23(m)(11)(a) of PEA No. 55.

        (b) Form of Rule 12b-1 Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(11)(b) of PEA No. 55.

        (12) Osprey Concentrated Large Cap Value Equity Fund.

        (a) Shareholder Servicing Plan is filed herewith. (b) Rule 12b-1 Distribution Plan is filed herewith.

(n) Rule 18f-3 Plan.

     (1) Rule 18f-3 Multiple Class Plan for the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3) of PEA No. 15.

     (2) Rule 18f-3 Multiple Class Plan for the CSI Equity Fund is incorporated herein by reference to Exhibit No.23(n)(4) of PEA No.19.

     (3) Rule 18f-3 Multiple Class Plan for GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 19.

     (4) Rule 18f-3 Multiple Class Plan for the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 19.

     (5) Rule 18f-3 Multiple Class Plan for the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No.23(n)(5) of PEA No.27.

     (6) Rule 18f-3 Multiple Class Plan for the New Market Fund is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 28.

     (7) Rule 18f-3 Multiple Class Plan for the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(n)(7) of PEA No. 30.

     (8) Rule 18f-3 Multiple Class Plan for the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit 23(n)(8) of PEA No. 31.

     (9) Form of Rule 18f-3 Multiple Class Plan for the Epoch Global Equity Shareholder Yield Fund is incorporated herein by reference to Exhibit No. 23(n)(9) of PEA No. 47.

     (10) Form of Rule 18f-3 Multiple Class Plan for the Epoch International Small Cap Fund is is incorporated herein by reference to Exhibit No. 23(n)(10) of PEA No. 55.

     (11) Form of Rule 18f-3 Multiple Class Plan for the Epoch U.S. All Cap Equity Fund is is incorporated herein by reference to Exhibit No. 23(n)(11) of PEA No. 55.

     (12) Rule 18f-3 Multiple Class Plan for the Osprey Concentrated Large Cap Value Equity Fund is filed herewith.

(o) Reserved.

(p) Codes of Ethics.

     (1) The Code of Ethics of the Registrant, FDCC (the distributor for the Registrant), CCM (the investment advisers to GenomicsFund and the Eastern European Equity Fund [formerly the Vontobel Eastern European Equity Fund]), The London Company of Virginia (the investment adviser to The New Market Fund), CSI Capital Management, Inc. (the investment adviser to the CSI Equity Fund and CSI Fixed Income Fund), Third Millennium Investment Advisors, LLC (the investment adviser to the Third Millennium Russia Fund) and the Lara Group, Ltd. (the investment adviser for the Lara U.S. Treasury Fund) is incorporated herein by reference to Exhibit No. 23(p)(1) of PEA No. 11.

     (2) The Code of Ethics of Sand Hill Advisors, Inc. (the investment adviser to the Sand Hill Portfolio Manager Fund) is incorporated herein by reference to Exhibit No. 23(p)(8) of PEA No. 12.

     (3) The Code of Ethics of Chase Investment Counsel Corporation (the investment adviser to the Chase Mid-Cap Growth Fund) is incorporated herein by reference to Exhibit No. 23(p)(4) of PEA No. 24.

     (4) The Code of Ethics of Dividend Capital Investments LLC (the investment adviser for the Dividend Capital Realty Income Fund) is incorporated herein by reference to Exhibit No. 23(p)(4) of PEA No. 44.

     (5) The Code of Ethics of Epoch Investment Partners, Inc. (the investment adviser for the Epoch International Small Cap Fund, the Epoch U.S. All Cap Equity Fund and the Epoch Global Equity Shareholder Yield Fund) is incorporated herein by reference to Exhibit No. 23(p)(5) of PEA No. 44.

     (6) The Code of Ethics of Real Estate Management Services Group, LLC (the investment adviser for the REMS Real Estate Value Opportunity Fund) is incorporated herein by reference to Exhibit No. 23(p)(6) of PEA No. 45.

     (7) The Code of Ethics of Real Osprey Partners Investment Management, LLC (the investment adviser for the Osprey Concentrated Large Cap Value Equity Fund) is filed herewith.

(q) Powers-of-Attorney.

     The Power-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickinson and William E. Poist are each incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

Item 24. Persons Controlled by or Under Common Control with the Fund.

           None.

Item 25.   Indemnification.

     Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment Adviser.

     The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser/Sub-Adviser          Form ADV File No.
Sand Hill Advisors, Inc.                        801-17601
CSI Capital Management, Inc.                    801-14549
Third Millennium Investment Advisors, LLC       801-55720
The London Company of Virginia                  801-46604
Commonwealth Capital Management, LLC            801-60040
Dividend Capital Investments LLC                801-62453
Epoch Investment Partners, Inc.                 801-63118
Real Estate Management Services Group, LLC      801-61061
Osprey Partners Investment Management, LLC      801-55893

Item 27.   Principal Underwriters.

     (a) First Dominion Capital Corp., also acts as underwriter to Vontobel Funds, Inc., The World Insurance Trust and Satuit Capital Management Trust.

   (b) First Dominion Capital Corp.

     The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

   (c) Not Applicable.

Item 28.   Location Of Accounts And Records.

     The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

     (a) Sand Hill Advisors, Inc., 3000 Sand Hill Road Building 3, Suite 150 Menlo Park, CA 94025 (records relating to its function as investment adviser to the Sand Hill Portfolio Manager Fund).

     (b) CSI Capital Management, Inc., 110 El Paseo, Santa Barbara, CA 93101 (records relating to its function as investment adviser to the CSI Equity Fund).

     (c) Third Millennium Investment Advisors, LLC, 1185 Avenue of the Americas New York, NY 10036 (records relating to its function as investment adviser to the Third Millennium Russia Fund).

     (d) The London Company, One James Center, Suite 1501, Richmond, Virginia 23219 (records relating to its function as the investment adviser to The New Market Fund).

     (e) UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, MO 64106 (records relating to its functions as custodian for each Fund and accounting agent to the Third Millennium Russia Fund.

     (f) Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235(records relating to its function as transfer agent to the Funds).

     (g) Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (Registrant's Articles of
Incorporation, By-Laws,
Minute Books and records relating to its function as administrator to the Funds).

     (h) First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as distributor to the Funds).

     (i) Commonwealth Fund Accounting, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as fund accounting agent for the Funds it services).

     (j) Epoch Investment Partners, Inc., 640 Fifth Avenue, 18th Floor, New York, NY 10019 (records relating to its function as investment adviser to the Epoch International Small Cap Fund, the Epoch U.S. All Cap Equity Fund and the Epoch Global Equity Shareholder Yield Fund).

     (k) Commonwealth Capital Management, LLC, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as the investment adviser to GenomicsFund and the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund)).

     (l) Dividend Capital Investments LLC, 518 17th Street, Suite 1700 Denver, CO 80202 (records relating to its function as the investment adviser to the Dividend Capital Realty Income Fund).

     (m) Real Estate Management Services Group, LLC, 1100 Fifth Avenue, South, Suite 301, Naples, FL 34102-6407 (records relating to its function as the investment adviser to the REMS Real Estate Value Opportunity Fund).

     (n) Osprey Partners Investment Management, LLC, Shrewsbury Executive Center II, 1040 Broad Street, Shewsbury, New Jersey 07702 (records relating to its function as the investment adviser to the Osprey Concentrated Large Cap Value Equity Fund).

Item 29.   Management Services.

     There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30.   Undertakings.

           None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 (the "Securities Act") and the Registrant has duly caused this Post-Effective Amendment No. 57 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 29th day of September 2006.

                               THE WORLD FUNDS, INC.

                               By:  /s/ John Pasco, III
                               -------------------------
                               John Pasco, III,
                               Chairman and Chief Executive
Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 57 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.


Signature                      Title                          Date
----------------------       -------------------
------------------

/s/ John Pasco, III           Director, Chairman      September 29, 2006
--------------------          and Chief Executive
 John Pasco, III              Officer


*/s/ Samuel Boyd, Jr.         Director                September 29, 2006
---------------------
Samuel Boyd, Jr.

*/s/ Paul M. Dickinson        Director                September 29, 2006
----------------------
Paul M. Dickinson

*/s/ William E. Poist         Director                September 29, 2006
----------------------
William E. Poist

/s/ Karen M. Shupe            Treasurer               September 29, 2006
----------------------
Karen M. Shupe

*By:/s/ John Pasco, III
   ---------------------
      John Pasco, III
      Attorney-in-fact pursuant to Powers-of-Attorney on file.

                                INDEX TO EXHIBITS

EXHIBIT NO.  DESCRIPTION

23(d)(14)    Investment Advisory Agreement between Osprey Partners Investment
             Management, LLC, and the Registrant on behalf of the Osprey
             Concentrated Large Cap Value Equity Fund

23(h)(4)(s)  Expense Limitation Agreements between Osprey Partners Investment
             Management, LLC, and the Registrant on behalf of the Osprey Concentrated Large Cap Value Equity Fund

23(i)        Opinion of Morgan, Lewis & Bockius LLP

23(m)(12)(a) Shareholder Servicing Plan for Osprey Concentrated Large Cap Value
             Equity Fund

23(m)(12)(b) Rule 12b-1 Distribution Plan for Osprey Concentrated Large Cap
             Value Equity Fund

23(n)(12)    Rule 18f-3 Multiple Class Plan for Osprey Concentrated Large Cap
             Value Equity Fund

23(p)(7)     Code of Ethics of Osprey Partners Investment Management, LLC

                                                              EXHIBIT 23(d)(14)








                          INVESTMENT ADVISORY AGREEMENT

      INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this 15th day of September, 2006 by and between The World Funds, Inc. (the "Company"), a Maryland corporation registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and Osprey Partners Investment Management, LLC (the "Adviser"), a limited liability company with its principal place of business in Shrewsbury, New Jersey.

                               W I T N E S S E T H

      WHEREAS, the Board of Directors (the "Board") of the Company has selected the Adviser to act as investment adviser to the Company on behalf of the series set forth on Schedule A to this Agreement (each, a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Company and the Adviser do hereby agree as follows:

1.    The Adviser's Services.

      Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Company's Articles of Incorporation, as amended and supplemented (the "Articles of Incorporation"), By-laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

      Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

      Recordkeeping. The Adviser agrees to preserve any Company records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder ("Fund Books and Records") for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Company and will surrender promptly to the Company any of such records upon the Company's request.

      Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Company and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Company as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Company, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Company's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

      Cooperation with Agents of the Company. The Adviser agrees to cooperate with and provide reasonable assistance to the Company, any Company custodian or foreign sub-custodians, any Company pricing agents and all other agents and representatives of the Company with respect to such information regarding the Funds as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2. Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Company. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Company with a (i) copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Board. The Adviser shall respond to requests for information from the Company as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Company as soon as practicable after it becomes aware of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

3. Information and Reporting. The Adviser shall provide the Company and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Company may from time to time reasonably request.

      Notification of Breach / Compliance Reports. The Adviser shall notify the Company's Chief Compliance Officer immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law, or (ii) any material breach of any of the Funds' or the Adviser's policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Company with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Company in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws, or
      (ii) of an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

      Board and Filings Information. The Adviser will also provide the Company with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, or prospectus supplement to be filed by the Company with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

      Transaction Information. The Adviser shall furnish to the Company such information concerning portfolio transactions as may be necessary to enable the Company or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Company may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Company or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.    Brokerage.

      Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

      Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for the Funds' account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an "affiliated person" of the Company except in accordance with procedures adopted by the Board. The Company agrees that it will provide the Adviser with a list of brokers and dealers which are "affiliated persons" of the Company.

      The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Funds and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Funds.

5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

6. Representations, Warranties and Covenants.

      Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Company of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

      ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Company. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

      Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

      Use of the Name "Osprey Partners Investment Management, LLC". The Adviser has the right to use the names "Osprey Partners Investment Management, LLC" or "Osprey" in connection with its services to the Company and that, subject to the terms set forth in Section 8 of this Agreement, the Company shall have the right to use the names "Osprey Partners Investment Management, LLC" or "Osprey" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Company to use the names "Osprey Partners Investment Management, LLC" or "Osprey".

      Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Company (i) of any material changes in its insurance policies or insurance coverage, or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Company with any information it may reasonably require concerning the amount of or scope of such insurance.

      No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Company, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

      Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

      Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
      Section 3(a), whether or not specifically referenced in such report.

7. The Name "Osprey Partners Investment Management, LLC". The Adviser grants to the Company a license to use the names "Osprey Partners Investment Management, LLC" or "Osprey" (each a "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Company to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Company acknowledges and agrees that, as between the Company and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Company shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Company will (i) submit to Adviser representative samples of any promotional materials using the Name, and
(ii) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Company may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Company had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

      8. Adviser's Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds. The Adviser may agree to waive all or a portion of its fee. The Adviser may be entitled to reimbursement of any such fees waived, subject to the terms of a separate written agreement with the Fund, which shall be approved by the Board. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

9. Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Company or any Fund in any way or otherwise be deemed to be an agent of the Company or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

10. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined by the 1940 Act and the rules thereunder).

      This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

11. Duration and Termination. This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(b) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

           (a) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of its Board or by an affirmative vote of a majority of the outstanding voting securities of the Fund; or

           (b) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Directors, including a majority vote of such Directors who are not interested persons of the Company or the Adviser, at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder.

      In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Company by such means and in accordance with such schedule as the Company shall direct and shall otherwise cooperate, as reasonably directed by the Company, in the transition of portfolio asset management to any successor of the Adviser.

12. Notice. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that oral instructions may be given if authorized by the Board and preceded by a certificate from the Company's Secretary so attesting. Notices to the Company shall be directed to 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, Attention: Mr. John Pasco, III; and notices to the Adviser shall be directed to: Osprey Partners Investment Management, LLC, 1040 Broad Street, Shrewsbury, NJ 07702
Attention: Ms. Janet Early.

13. Confidentiality. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Company and its Shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; PROVIDED, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Company.

14. Certain Definitions. For the purposes of this Agreement:

           (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

           (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15. Liability of the Adviser. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

16. Relations with the Company. It is understood that the Directors, officers and shareholders of the Company are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

17. Enforceability. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

18. Limitation of Liability. The Adviser is expressly put on notice of the limitation of liability as set forth in the Articles of Incorporation or other organizational documents and agrees that the obligations assumed by the Funds pursuant to this Agreement shall be limited in all cases to each Fund and each Fund's respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of the Funds. In addition, the Adviser shall not seek satisfaction of any such obligations from the Directors of the Company or any individual Director. The Adviser understands that the rights and obligations of any Fund under the Articles of Incorporation or other organizational document are separate and distinct from those of any of and all other Funds.

19. Non-Exclusive Services. The services of the Adviser to the Company are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser's ability to perform its duties and obligations hereunder.

20. Governing Law. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Maryland, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

21. Paragraph Headings. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

22. Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.



                          The World Funds, Inc., on behalf of each Fund listed on Schedule A


                          By: /s/ John Pasco, III
                              ------------------------------------------
                             Name: John Pasco, III
                             Title: Chairman



                          Osprey Partners Investment Management, LLC


                          By: /s/ J. Allen Gray
                              ------------------------------------------
                             Name: J. Allen Gray
                             Title: Managing Partner

                                   Schedule A
                                     to the
                          Investment Advisory Agreement
                                     between
                      The World Funds, Inc. (the "Company")
                                       and
           Osprey Partners Investment Management, LLC (the "Adviser")

                         Dated as of September 15, 2006

The Company will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

----------------------------------------------------------------------
Fund                                             Rate
----------------------------------------------------------------------
----------------------------------------------------------------------
Osprey Concentrated Large Cap Value Equity Fund  0.80%


----------------------------------------------------------------------

                                                      EXHIBIT 23(h)(4)(s)


                          EXPENSE LIMITATION AGREEMENT

EXPENSE LIMITATION AGREEMENT, effective as of September 15, 2006 by and between Osprey Partners Investment Management, LLC (the "Adviser") and The World Funds, Inc. (the "Company") ("Agreement"), on behalf of each series of the Company set forth in Schedule A attached hereto (each a "Fund," and collectively, the "Funds").

WHEREAS, the Company is a Maryland corporation organized pursuant to Articles of Incorporation, as amended and supplemented ("Articles of Incorporation"), and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management company of the series type, and each Fund is a series of the Company;

WHEREAS, the Company and the Adviser have entered into an Advisory Agreement dated September 15, 2006 ("Advisory Agreement"), pursuant to which the Adviser provides investment management services to each Fund for compensation based on the value of the average daily net assets of each such Fund;

WHEREAS, the Company and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level below the level to which each such Fund would normally be subject in order to maintain each Fund's expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto;

NOW THEREFORE, the parties hereto agree as follows:

1. Expense Limitation.

1.1. Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund's business) ("Fund Operating Expenses"), exceed the Maximum Annual Operating Expense Limit, as defined in
Section 1.2 below, such excess amount (the "Excess Amount") shall be the liability of the Adviser.

1.2. Maximum Annual Operating Expense Limit. The Maximum Annual Operating Expense Limit with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.

1.3. Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the Maximum Annual Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

1.4. Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2. Reimbursement of Fee Waivers and Expense Reimbursements.

2.1. Reimbursement. If, during any fiscal quarter in which the Advisory Agreement is still in effect, the estimated aggregate Fund Operating Expenses of such Fund for the fiscal quarter are less than the Maximum Annual Operating Expense Limit for that quarter, the Adviser shall be entitled to reimbursement by such Fund, in whole or in part as provided below, of the investment advisory fees waived or reduced and other payments remitted by the Adviser to such Fund pursuant to Section 1 hereof. The total amount of reimbursement to which the Adviser may be entitled ("Reimbursement Amount") shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, pursuant to Section 1 hereof, during any of the previous three (3) fiscal years, less any reimbursement previously paid by such Fund to the Adviser, pursuant to this Sections 2.1, with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount.

2.2. Board Review. No Reimbursement Amount will be paid to the Adviser if the Company's Board of Directors determines that the payment of the Reimbursement Amount is not in the best interests of shareholders.

2.3. Method of Computation. To determine each Fund's accrual, if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a Fund for any month are less than the Maximum Annual Operating Expense Limit of such Fund, such Fund shall accrue into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount. For accounting purposes, amounts accrued pursuant to this
Section 2 shall be a liability of the Fund for purposes of determining the Fund's net asset value.

2.4. Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

3. Term and Termination of Agreement.

This Agreement shall continue in effect with respect to each Fund until September 30, 2008 and shall thereafter continue in effect with respect to each Fund from year to year provided such continuance is specifically approved by a majority of the Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company or any other party to this Agreement, as defined in the 1940 Act ("Non-Interested Directors"). Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon ninety (90) days' prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Non-Interested Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company.

4. Miscellaneous.

4.1. Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

4.2. Interpretation. Nothing herein contained shall be deemed to require the Company or the Funds to take any action contrary to the Articles of Incorporation or the Company's by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Company's Board of Directors of its responsibility for and control of the conduct of the affairs of the Company or the Funds. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Director, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Articles of Incorporation are on file with the State Department of Assessments and Taxation of Maryland. The Articles of Incorporation describe in detail the respective responsibilities and limitations on liability of the Directors, officers, and holders of shares of beneficial interest.

4.3. Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

4.4. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.


                          The World Funds, Inc., on behalf of each Fund listed on Schedule A


                          By: John Pasco, III
                              -------------------------------------
                             Name: John Pasco, III
                             Title: Chairman



                          Osprey Partners Investment Management, LLC


                          By: /s/ J. Allen Gray
                              ------------------------------------------
                             Name: J. Allen Gray
                             Title: Managing Partner

                                   Schedule A
                                     to the
                 Expense Limitation Agreement (the "Agreement")
                                     between
                      The World Funds, Inc. (the "Company")
                                       and
                   Osprey Partners Investment Management, LLC

                         Dated as of September 15, 2006

This Agreement relates to the following Funds of the Company:

----------------------------------------------------------------------
Fund/Class                                          Maximum Annual
                                                    Operating Expense
                                                    Limit
----------------------------------------------------------------------
----------------------------------------------------------------------
Osprey Concentrated Large Cap Value Equity Fund         1.49%

Institutional Shares
Osprey Concentrated Large Cap Value Equity Fund
Platform Shares                                         1.74%

----------------------------------------------------------------------

                                                                   EXHIBIT 23(i)




Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC  20004

September 29, 2006


The World Funds, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Re:   Opinion of Counsel regarding Post-Effective Amendment No. 57
      -------------------------------------------------------------
      to the Registration Statement filed on Form N-1A under the
      -----------------------------------------------------------
      Securities Act of 1933 (File Nos. 333-29289 and 811-8255)

Ladies and Gentlemen:

We have acted as counsel to The World Funds, Inc., a Maryland corporation (the "Company"), in connection with Post-Effective Amendment No. 57 to the Company's registration statement on Form N-1A (the "Amendment"). This opinion is being delivered to you in connection with the Company's filing of the Amendment, which relates to the registration of the Company's Institutional and Class P shares of common stock, par value $0.01 per share, of the Osprey Concentrated Large Cap Value Equity Fund (collectively, the "Shares"). The Amendment will be filed with the U.S. Securities and Exchange Commission (the "Commission") pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the "1933 Act"). With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

In connection with this opinion, we have reviewed, among other things, executed copies of the following documents:

(a) a certificate of the State of Maryland as to the existence and good standing of the Company;

(b) the Articles of Incorporation of the Company and any amendments or supplements thereto (the "Articles of Incorporation") and the By-Laws of the Company, and any amendments or supplements thereto (the "By-Laws");

(c) a certificate executed by Karen Shupe, Secretary of the Company, certifying as to the validity of the Company's Articles of Incorporation and By-Laws; and certain resolutions adopted by the Board of Directors of the Company authorizing the issuance of the Shares; and

(d)   a draft of the Amendment.

In our capacity as counsel to the Company, we have examined the originals, or certified, conformed or reproduced copies, of all records, agreements, instruments and documents as we have deemed relevant or necessary as the basis for the opinion hereinafter expressed. In all such examinations, we have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authenticity of all original or certified copies, and the conformity to original or certified copies of all copies submitted to us as conformed or reproduced copies. As to various questions of fact relevant to such opinion, we have relied upon, and assume the accuracy of, certificates and oral or written statements of public officials and officers or representatives of the Company. We have assumed that the Amendment, as filed with the Commission, will be in substantially the form of the draft referred to in paragraph (d) above.

Based upon, and subject to, the limitations set forth herein, we are of the opinion that the Shares, when issued and sold in accordance with the Articles of Incorporation and By-Laws, and for the consideration described in the Amendment, will be legally issued, fully paid and non-assessable under the General Corporation Laws of the State of Maryland.

We hereby consent to the filing of this opinion as an exhibit to the Amendment. In giving this consent, we do not concede that we are in the category of persons whose consent is required under Section 7 of the 1933 Act.


Very truly yours,


/s/ Morgan, Lewis & Bockius LLP
Morgan, Lewis & Bockius LLP

                                                       EXHIBIT 23(m)(12)(a)







                              THE WORLD FUNDS, INC.

                            SHAREHOLDER SERVICES PLAN

WHEREAS, The World Funds, Inc. (the "Company") is engaged in business as an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act") and the Company desires to compensate service providers ("Service Providers") that provide the services described herein to clients (the "Clients") who from time to time beneficially own Shares (the "Shares") of any fund of the Company listed on Schedule A to this Shareholder Services Plan (each a "Fund," and collectively, the "Funds"); and

WHEREAS, the Directors of the Company have determined, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the following Shareholder Services Plan (the "Plan") will benefit the Funds of the Company and the Clients of the Shares of such Funds; and

WHEREAS, the Directors of the Company adopt the Plan under which Service Providers will provide to Clients some or all of the shareholder services stated in Section 2 herein;

NOW, THEREFORE, the Directors of the Company hereby adopt this Plan.

Section 1. The Company has adopted this Plan to enable the Company to directly or indirectly bear expenses relating to the provision of certain shareholder services to certain Classes of Shares of the Company listed in Schedule A.

Section 2. The Company will pay Service Providers a fee, up to the amount specified in Schedule A to this Plan, with respect to the average daily net asset value of shares owned of record or beneficially by clients with whom the Service Provider has a service relationship for shareholder services. Services for which this fee may be paid include, but are not limited to, (i) maintaining accounts relating to Clients that invest in Shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by Service Providers; (iv) responding to inquiries from Clients concerning their investment in Shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase, exchange and redemption requests from Clients and placing orders with the Funds or its service providers; (ix) providing sub-accounting with respect to Shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients. Service Providers may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Service Providers' affiliates and subsidiaries as compensation for such services as are described herein.

Section 3. This Plan shall not take effect with respect to any Fund until it has been approved together with any related agreements, by votes of the majority of both (i) the Directors of the Company and (ii) the Qualified Directors (as defined in Section 8 herein), at a meeting of the Board of Directors.

Section 4. This Plan shall, unless terminated as hereinafter provided, continue in effect for a period of more than one year after it takes effect, only for so long as such continuance is specifically approved at least annually in the manner provided in Section 3 herein for the approval of this Plan.

Section 5. During the existence of this Plan, the Company shall require the Distributor or any person authorized to direct the disposition of monies paid or payable by the Company pursuant to this Plan or any related agreement shall provide to the Directors of the Company, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made with respect to each Fund, and shall furnish the Board of Directors of the Company with such other information as the Board of Directors may reasonably request in connection with payments made under the Plan.

Section 6. This Plan may be terminated at any time, with respect to Shares of any Fund listed in Schedule A, without payment of any penalty, at any time by the vote of a majority of the Qualified Directors as defined in Section 8 herein.

Section 7. All agreements with any person relating to the implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide
(a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Directors (as defined in Section 8 herein), on not more than 60 days written notice to any other party to the agreement.

Section 8. As used in this Plan, (a) the term "Qualified Directors" shall mean those Directors of the Company who are not interested persons of the Company, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the U.S. Securities and Exchange Commission.

Section 9. While this Plan is in effect, the selection and nomination of those Directors who are not interested persons of the Company within the meaning of
Section 2(a)(19) of the 1940 Act shall be committed to the discretion of the Directors then in office who are not interested persons of the Company.

Section 10. This Plan shall not obligate the Company or any other party to enter into an agreement with any particular person.

Section 11. This Plan may be amended at any time by the Board of Directors, provided that any material amendment of this Plan shall be effective only upon approval in the manner provided in Section 3 herein.

Section 12. Consistent with the limitation of shareholder and Director liability as set forth in the Company's Articles of Incorporation, as amended and supplemented, any obligations assumed by the Company, a Fund or Class thereof pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the proportionate ownership of the Class of the affected Fund and its assets, and shall not constitute obligations of any shareholder of any other Class of the affected Fund or Funds of the Company or of any Director.

Section 13. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

Dated: September 15, 2006

                                   SCHEDULE A
                                     to the
                            SHAREHOLDER SERVICES PLAN

                         Dated as of September 15, 2006


Fund and Class                                         Fee

Osprey Concentrated Large Cap Value Equity
Fund
Class P Shares                                        0.25%

                                                            EXHIBIT 23(m)(12)(b)






                              THE WORLD FUNDS, INC.

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Company") for shares of certain series of the Company (each a "Fund," and collectively, the "Funds"), which are listed on Schedule A hereto. The Plan has been approved by a majority of the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.(1) The Company contemplates that the Plan shall operate as a compensation Plan.

 The Plan provides that:

1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Company and the Distributor, the Company shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Company or its affiliates.

2. The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under Rule 12b-1:

a. Any distribution agreement between the Company and its national distributor, or any other distributor of shares in privity with the Company.

b.         The national distributor's selling dealer agreement.

      Purchase orders for goods and services acquired from persons who are not affiliates of the Company are not deemed to be agreements under this Plan.

3. The Funds will pay the Distributor 0.25% per annum of the average daily net assets of each Fund's Class P Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Company.

4. The Distributor may use all or any portion of the distribution fee received pursuant to the Plan to compensate securities dealers who have engaged in the sale of each Fund's Class P Shares or in shareholder support services with respect to the Funds pursuant to agreements with the Distributor or to pay expenses associated with other activities authorized under paragraph 1 herein.

5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Company for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Company with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Company's Board of Directors, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time with respect to a Fund, without penalty, by vote of a majority of the outstanding voting securities of the Class P shares of such Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty (60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.

8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Company for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

10. So long as the Plan is in effect, the selection and nomination of the Company's directors who are not interested persons of the Company, as that term is defined in the 1940 Act, shall be committed to the discretion of the 12b-1 Directors.(2)

11.   This Plan shall take effect on September 15, 2006.

                                   SCHEDULE A
                                     to the
                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

                         Dated as of September 15, 2006

Fund and Class

Osprey Concentrated Large Cap Value Equity Fund
Class P Shares




(1) In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed payments to be made to the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board of Directors determined that the Plan should provide for such payments and that adoption of the Plan would be prudent and in the best interests of the Company and the Fund's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Company, the Funds and the Funds' shareholders.
(2) It is the current position of the U.S. Securities and Exchange Commission that a Company adopting a plan pursuant to Rule 12b-1 under the 1940 Act commit to having a majority of its Board of Directors comprised of directors who are not interested persons of the Company. The Company currently complies with such provision and has undertaken to comply with such provision of Rule 12b-1 so long as it is in effect.

                                                        EXHIBIT 23(n)(12)






                              THE WORLD FUNDS, INC.

                         RULE 18f-3 MULTIPLE CLASS PLAN

WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

WHEREAS, the Company, on behalf of the Osprey Concentrated Large Cap Value Equity Fund series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

WHEREAS, the Company, on behalf of the Fund, employs Osprey Partners Investment Management, LLC (the "Adviser") as its adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp. (the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

WHEREAS, the Board of Directors of the Company (the "Board"), including a majority of the directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board, up to two classes of shares: "Class P Shares" and "Institutional Shares". Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class P and Institutional shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.    Distribution Fee Structure.

(a)   Class P Shares. Class P Shares of the Fund shall be offered at net asset value ("NAV") without the imposition of an initial sale charge as set forth in the Fund's then-current prospectus. Class P Shares redeemed within ninety (90) days of purchase may be subject to a 2.00% redemption fee upon redemption. Class P Shares may be exchanged for Class P Shares of another fund of the Company. Class P Shares pay a Rule 12b-1 Fee of up to 0.25% (annualized) of the average daily net assets of the Fund's Class P Shares as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class P shareholder accounts and provide personal services to Class P shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class P Shares as a fee for such shareholders services.

(b)   Institutional Shares. Institutional Shares of the Fund shall be offered at their then-current NAV without the imposition of an initial sales charge. Institutional Shares may be exchanged for institutional shares of another fund of the Company and for certain other funds offered by the Company. If Institutional Shares are redeemed within six (6) months of purchase, those shares are subject to a 2.00% deferred sales charge upon redemption.

3.    Allocation of Income and Expenses.

(a)   The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

(i) Expenses incurred by the Company (for example, fees of directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

(ii) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

(b)   Expenses attributable to a particular class ("Class Expenses")
           shall be limited to: (i) payments made pursuant to a Distribution and/or Service Plan; (ii) transfer agent fees attributable to a specific class; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class; (iv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement; (v) litigation or other legal expenses relating solely to one class; and (vi) directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

(c)   Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class P and Institutional shares of the Fund may be exchanged at their relative NAVs for: (i) shares of a comparable class of another series of shares offered by the Company; or (ii) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Quarterly and Annual Report. The directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution Plan complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based, shall be subject to the review and approval of the directors who are not "interested persons" of the Company (as defined in the 1940
      Act), in the exercise of their fiduciary duties.

6. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Board.

7. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both (i) the directors of the Company and (ii) those directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

8. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 7 hereof.

9. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such directors or shareholders.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, has adopted this Multiple Class Plan effective as of the 15th day of September, 2006.

                                                        EXHIBIT 23(p)(7)


                   OSPREY PARTNERS INVESTMENT MANAGEMENT, LLC

                      EMPLOYEE POLICY AND PROCEDURES MANUAL

                                    2/10/2006







     The firm's policy and practice is for equal employment opportunity and non-discrimination based on race, creed, or gender.

PREFACE  (Amended 1/26/05)

We hope this manual helps you to understand your responsibilities to Osprey Partners Investment Management, LLC and our responsibilities to you. The contents are presented as a matter of information only. Osprey Partners Investment Management, LLC reserves the right to modify, revoke, suspend, terminate or change any or all such plans, policies or providers.

You are hired strictly on your ability to do a job. Opportunities for advancement are open to you regardless of your race, color, age, religion, sexual orientation, national origin, marital status, physical handicap or veteran status. This is Osprey Partners Investment Management, LLC's policy and practice as an equal opportunity employer.

Osprey Partners Investment Management, LLC will furnish all employees and partners with safe and healthful working conditions to comply with safety and health standards, regulations. Full time employees are those working in excess of 1000 hours in a calendar year.

Osprey Partners Investment Management, LLC will retain ownership of copyright of all work produced by employees and partners while employed at Osprey.

TABLE OF CONTENTS

I. Code of Ethics II. Standards of Professional Conduct III. Dress Code (Amended 2/15/02) IV. Employee Brokerage Account Policy V. Arrival and Departure Times VI. Late Arrivals/Early Departures VII. Lunch/Dinner VIII. Office Functions IX. Telephone Office System X. Payroll
XI.   Leaves of Absence, Sick Leave, Bereavement Policies (Amended 2/15/02,
      12/9/03)
XII.  Jury Duty
XIII. Vacation (Amended 3/23/99, 11/18/99, 12/9/03) XIV. Personal Days (Amended 12/8/00, 12/9/03) XV. Holidays XVI. Maternity Leave, Military Service
      XVII. Military Reserve Training XVIII. Sexual Harassment, Smoking XIX. Employment Review XX. Bonuses XXI. Drug-Free Workplace and Screening Policy (Amended 9/10/02) XXII. Criminal Record (Amended 3/29/04)

ADDENDUM:
Rules Governing Personal Securities Transactions

I. CODE OF ETHICS

Persons Covered by the Code   (Initiated 1/26/05)



Employees - The Code applies to all of the firm's employees and partners which for purposes of the Code include all of the firm's supervised persons. The firm's supervised persons include directors, officers, partners and employees or other persons of similar status and any other person who provides advice on behalf of the Firm and is subject to the Firm's supervision and control.



Access Persons - certain provisions of the Code apply only to "Access Persons" as defined in the addendum.

Osprey Partners has adopted the following Code of Ethics using the Code of the Association for Investment Management and Research "AIMR" as a guide. Employees and partners of Osprey Partners shall:

o Act with integrity, competence, dignity, and in an ethical manner when dealing with the public, clients, prospects, employers, employees and partners, and fellow partners.

o Practice and encourage employees and partners to practice in a professional and ethical manner that will reflect credit on the firm.

o Strive to maintain and improve their competence and the competence of others in the firm.

o  Use reasonable care and exercise independent unbiased professional judgment.


II. STANDARDS OF PROFESSIONAL CONDUCT


Osprey Partners has adopted the following Standards of Professional Conduct using the Standard set forth by the Association for Investment Management and Research "AIMR" as a guide.

o     Fundamental Responsibilities

      Employees and partners shall maintain knowledge and comply with all applicable laws, rules, and regulations (including AIMR's Code of Ethics and Standards of Professional Conduct) of any government, government agency, regulatory organization, licensing agency, or professional association governing their professional activities.

      Employees and partners shall not knowingly participate in any violation of such laws, rules or regulations.


o     Relationships with and Responsibilities to the Profession

      Professional Misconduct. Employees and partners shall not engage in any conduct involving dishonesty, fraud, deceit, or misrepresentation or commit any act that reflects adversely on their honesty, trustworthiness, or professional competence.

      Prohibition against Plagiarism. Employees and partners shall not copy or use, in substantially the same form as the original, material prepared by another without acknowledging and identifying the name of the author, publisher, or source of such material.

o     Relationships with and Responsibilities to the Employer

      Duty to Chief Compliance Officer (CCO). Employees and partners shall not undertake any independent practice that could result in compensation or other benefit in competition with their employer unless they obtain written consent from both the CCO, and the persons or entities for whom they undertake independent practice.

      All employees must notify the custodian of any account in which they have a pecuniary interest, that they are employees of a RIA, and that a monthly statement of all holdings and activities must be forwarded by the custodian directly to the individual charged with compliance administration at the firm.

      Disclosure of Conflicts to Employer. Employees and partners shall disclose to the Managing Partners all matters, including beneficial ownership of securities or other investments, that could be expected to interfere with their duty to their employer or ability to make unbiased and objective recommendations. In this regard, employees and partners must comply with any prohibitions on activities imposed by the Managing Partners if a conflict of interest exists.

      Disclosure of Additional Compensation Arrangements. Employees and partners shall disclose to the Managing Partners all monetary compensation or other benefits that they receive for their services that are in addition to compensation or benefits conferred by Osprey Partners.

      Responsibilities of Supervisors. Employees and partners with supervisory responsibility, authority, or the ability to influence the conduct of others shall exercise reasonable supervision over those subject to their supervision or authority to prevent any violation of applicable statues, regulations, or provisions of the Code and Standards. In so doing, employees and partners are entitled to rely on reasonable procedures designed to detect and prevent such violations.

o Relationships with and Responsibilities to Clients and Prospects

      Investment Process.

           Reasonable Basis and Representation.  Employees and
           -----------------------------------
      partners shall:
o Exercise diligence and thoroughness in making investment recommendations or in taking investment actions.
o Have a reasonable and adequate basis, supported by appropriate research and investigation, for such recommendations or actions.
o Make reasonable and diligent efforts to avoid any material misrepresentation in any research report or investment recommendation.
o Maintain appropriate records to support the reasonableness of such recommendation or actions.
           Research Reports.  Employees and partners shall:
           ----------------
o     Use reasonable judgement regarding the inclusion or
             exclusion of relevant factors in research reports.
o     Distinguish between fact and opinion in research reports.
o     Give attribution to data, information and opinion sources.
o     Refrain from public distribution of research reports as they are for internal use only.
           Independence and Objectivity. Employees and partners shall use reasonable care and judgement to achieve and maintain independence and objectivity in making investment recommendations or taking investment action.

      Interactions with Clients and Prospects.   (Amended 1/26/05)

           Fiduciary Duties. In relationships with clients, employees and partners shall use particular care in determining applicable fiduciary duty and shall comply with such duty as to those persons and interests to whom the duty is owed. They shall not engage in any manipulative practice with respect to clients. Employees and partners will best serve Osprey Partners by acting for the benefit of their clients and place their clients' interests before their own.

           Portfolio Investment Recommendations and Actions. Employees and partners shall refer to the clients' Investment Policy Statement to determine the appropriateness and suitability of investment recommendations. In the absence of an Investment Policy Statement, the firm manages client assets according to the default guidelines established by Osprey for the specific investment style agreed to with the client.

           Priority of Transactions. Transactions for clients shall have priority over transactions in securities or other investments of which an employee is the beneficial owner, or that such transactions do not operate adversely to their clients' interests. If employees and partners take action regarding the purchases or sale of a security or other investment, they shall take such action for clients before acting on their own behalf. All personal securities transactions shall be conducted to reasonably avoid conflicts of interest. Osprey Partners shall execute trades with the sincere intent of not showing preferences to any one client or broker/dealer.

           Preservation of Confidentiality. Employees and partners shall preserve the confidentiality of information communicated by clients, or prospective clients concerning matters within the scope of the client-employee relationship unless: 1) the employee receives information concerning illegal activities on the part of the client,
           2) an authorized regulatory authority requests the information, or 3) the client gives written permission for dissemination of such information.

           Employees will be entrusted with information that is the property of Osprey Partners Investment Management, LLC and/or of the respective client, and as such is considered material nonpublic information about the adviser's securities recommendations and client securities holdings and transactions and is confidential. That information may not be used, discussed, or disclosed without the express permission of Osprey Partners Investment Management, LLC except to those internal individuals who need to know the information to perform their duties or as required by law.

           Prohibition against Misrepresentation. Employees and partners shall not make any statements, orally or written, that misrepresent:
o     the services that Osprey Partners is capable of performing;
o     their qualifications or the qualifications of Osprey
             Partners;
o     their academic or professional credentials.


Relationships with and Responsibilities to the Investing Public

      Prohibition against Use of Material Nonpublic Information. Employees and partners who possess material nonpublic information related to the value of a security shall not trade or cause others to trade in that security.

      Performance Presentation.

        Employees and partners shall not make any statements, orally or written, that misrepresent the investment performance that Osprey Partners has accomplished or can reasonably be expected to achieve.

        Employees and partners communicating individual account or firm performance information directly or indirectly to clients or prospective clients, or in a manner intended to be received by clients or prospective clients, shall make every reasonable effort to assure that such performance information is a fair, accurate, and a complete presentation of such performance.


III. DRESS CODE (Amended 2/15/02)

All employees and partners are required to wear proper business attire because Osprey Partners Investment Management, LLC at all times wishes to project a professional appearance in the office. For men, this means a proper business suit during client visits and a minimum of a conservative sport jacket, tie and slacks at all other times. For women, equivalent proper business attires considering the basic conservative nature of our firm and our clients. This dress code may be modified from time to time by the Management Committee.

Jeans and collarless shirts are not acceptable attire in any event except on weekends and Saturdays outside of normal operating hours.

IV. EMPLOYEE BROKERAGE ACCOUNT POLICY (Amended 1/26/05)

All access persons must sign a copy of "Rules Governing Personal Securities Transactions" (an attachment) in compliance with Securities and Exchange Commission regulations. Access persons must arrange to have copies of all personal brokerage statements and/or trade confirmations sent to the compliance administrator of Osprey Partners Investment Management, LLC for comparison to the firm's holdings and prohibited list of investments.

V. ARRIVAL AND DEPARTURE TIMES

Office hours are 8:30 a.m. to 5:30 p.m. Monday through Friday unless a different schedule is approved by the Managing Partners. You are not authorized to leave early without prior permission.

VI. LATE ARRIVALS/EARLY DEPARTURES

Osprey Partners Investment Management, LLC recognizes that transportation conditions or other problems may occasionally cause employees and partners to be late. All employees and partners must call in when it is anticipated they will be late. It is requested that extra effort be made during the winter months to insure that you will reach the office on time. In the event an employee knows he/she will be late, a call-in should be made by 8:30 a.m. to the Director of Administration.

Repeated lateness, failure to call in, and early-unauthorized departures will be causes for dismissal. Management recognizes that at times absence from the office is not planned. If any employee becomes ill or realizes that for some reason he/she will be more than thirty (30) minutes late, the employee shall call in by 8:45 a.m. and leave a message with the Director of Administration. If the employee will be out of work for additional days, advise of the date of expected return to the office. If an employee is not certain of the day of return to work, a call in should be made each and every day at 8:45 a.m.

An extended medical absence may require an explanation from a medical authority (see "sick note leave")

VII. LUNCH

The lunch hour should be taken between 11:30 a.m. and 2:00 p.m. Lunch hours should be a maximum of one hour and coordinated so that sufficient support and senior personnel are on-site at all times.

VIII. OFFICE FUNCTIONS

No functions such as birthday parties, engagement/wedding celebrations, baby showers and the like will be conducted during working hours or on office premises without specific prior approval of a Managing Partner. When these functions are held, they must be held within the confines of the lunch period or be scheduled for after 5:00 p.m.

IX. USE OF OFFICE TELEPHONE SYSTEM

Telephones are to be used for business purposes. Use of telephone lines for personal matters must be kept to an absolute minimum. All employees and partners should limit personal telephone calls to not more than two (2) per day and each call shall not exceed 5 minutes. In this way, the company telephone lines will not be tied up with personal calls and will be available for business use.

Emergency calls are acceptable. No collect calls of a personal nature shall be accepted on behalf of any staff member, or by a staff member, unless it is an emergency. Reimbursement will be expected. All employees and partners are to look in telephone directories rather than calling information. Information calls are expensive and unnecessary when directories are available.

X. PAYROLL AND PAY CHECKS

All employees and partners are paid on the 15th and the last day of the month. If a payday falls on a holiday, checks will be advanced one day. Paychecks will not be given out prior to the scheduled payday unless the following procedures are met:

If an advance paycheck is requested, a request must be received and approved by a Managing Partner. A vacation paycheck will be given in advance of the expected vacation if a request is received and approved by a Managing Partner in advance. Any paycheck requested outside of the normally scheduled parameters may incur a processing fee by the payroll service that may be passed along to the employee.

XI. LEAVES OF ABSENCE (Amended 2/15/02, 12/9/03)

An employee employed full time for two (2) years or more may request an unpaid leave of absence not to exceed two (2) months. Such request must be made to and approved by the Management Committee at least two (2) months prior to the anticipated leave date. The firm reserves the right to grant or deny such request for leave of absence and/or establish conditions of the leave, as well as any reinstatement rights. Unused vacation time will be applied before the unpaid leave of absence commences.

Any pay forgone by the employee while out on an unpaid leave of absence may be used to supplement the year-end bonus paid to the other employees in the same department in recognition of the extra time and effort put forth to cover the workload of the employee while out.

SICK LEAVE Sick leave with pay is granted to an employee who is suffering with an illness or disability which prevents the employee from performing his or her usual duties and responsibilities and which may require medical, dental or optical consultation or treatment.

Any time an employee has reason to believe that he or she will be absent from work for an extended period of time (defined as more than 3 days, and referred to as an "Extended Illness") due to medical reasons (excluding Maternity Leave, See XVI), the following protocol will apply:

1. Extenuating circumstances not withstanding, employee will notify the Management Committee in writing of an estimate of time to be out following consultation with a medical professional. The Committee may require a note from the Doctor outlining said estimate of time.
2. If the time expected to be lost is to exceed 6 consecutive days, then the employee will be responsible to file for disability as the firm will cover the first 6 days of any "extended illness" with sick pay payable at 100% with disability covering the balance of the time lost until the employee returns on a full-time basis, but not to exceed 26 weeks (or per current disability contract then in place).
      (The minimum benefit received under short term disability is 66 2/3% of average weekly wages capped at levels specified by the state.)
3. The first days to be used of the 6 days mentioned above will count against any Sick Days not yet utilized, and then Vacation days accrued to the employee, and not yet used. The employee may elect to utilize vacation days in lieu of days on disability if he or she so chooses.
4. If all remaining vacation time due is utilized in addressing the Extended Illness, then the Management Committee may still provide vacation time to the employee upon employee's return to a "full-time" status, but in such an event the Management Committee will likely reduce the allotted vacation time by a significant percentage relative to the normal allotment.
5. The pay normally received by the employee while on disability may be used to supplement the year-end bonus paid to the other employees in the same department in recognition of the extra time and effort put forth to cover the workload of the ill employee while he or she is out on disability.
6. The Management Committee may elect to amend any or all of the above conditions at its sole discretion on a case by case basis.

After three (3) months of employment, full time employees and partners qualify for sick days accrued on a monthly basis, per employment year (12 month period for month, date of original employment), with a total accrual of six (6) sick days per fiscal year. After the first year of employment, new employees and partners will be entitled to six (6) days. Unused sick days may not be carried over to subsequent calendar years.

Sick leave is permitted only if the employee is ill. Sick leave is not granted to an employee if a relative or dependent of the employee is ill and the employee remains out of work. Accumulated sick days are not payable upon termination of employment. Part-time employees are not eligible for sick day pay.

In order to receive sick pay, all employees and partners must call in by 8:45 a.m. as required. Sick leave should not be confused with vacation time (consistent with the guidelines above). It is against firm policy for an employee to take added vacation time and report it as sick leave. Should an employee take vacation time greater than that afforded by the schedule in
Section XIII, said employee will not be paid for the extra vacation time taken. This penalty may be assessed either in the current year or in the subsequent year of the infraction.

BEREAVEMENT POLICY A maximum of three (3) paid days in addition to vacation entitlement is permitted for death in an employee's immediate family. Immediate family is defined as the employee's mother, father, child, wife, husband, sister, brother or grandparents.

XII. JURY DUTY

An employee will be permitted time off for jury duty. This time will be counted as an excused absence. However, in order to receive your regular paycheck, employees and partners must give a copy of the Notice of Jury Duty to a Managing Partner and at the conclusion of the jury service, provide the certificate showing the dates served.

XIII. VACATION/PERSONAL (Amended 3/23/99, 11/18/99, 12/9/03)

Employees and partners are encouraged to use their vacation. All vacation timing is subject to approval of the Managing Partners.

==========================================================
Length of      Vacation Days   Sick Days      Leave of
Service*                                       Absence
==========================================================
==========================================================
1st 6 months         4             1              0
==========================================================
==========================================================
2nd 6 months         7             2              0
==========================================================
==========================================================
After 1 year        13             6              0
==========================================================
==========================================================
2 years             14             6          2 months
==========================================================
==========================================================
5 years             19             6          2 months
==========================================================
==========================================================
10 years            24             6          2 months
==========================================================
*Measured annually from date of hire. A 3-month probationary period applies to all new hires.

Vacation time is earned on an anniversary calendar basis, and can be taken at any time according to the above schedule, and subject to approval of the Managing Partners. Following the end of the first calendar year, employee will have vacation time accrued and evaluated on a calendar year basis, with any differences adjusted on a pro rata basis to bring all employees to an annual tracking of vacation and sick time.

For the officers of the firm, the following will serve as a guide to the vacation time and sick days, due based on corporate title: Vice President at the 5 year level 19 days, Senior VP at 21 days of vacation and other 5 year level benefits, Principal at the 10 year level 24 days, and Managing Partner at 29 days of vacation and 6 sick days.

If a holiday occurs while an employee is on vacation, it will not be considered as a day of vacation used and the employee will be given a compensatory day of vacation time.

Dismissal for cause will cancel any such vacation time. Pro-rated vacation days are calculated by multiplying the vacation entitlement by the number of full months worked that year and then dividing by twelve (12). Vacation periods cannot be carried over from one anniversary year to the next, nor will employees and partners receive pay in lieu of vacation time unless a Managing Partner gives specific permission.

Vacation requests must be submitted in writing and approved by a Managing Partner. Vacation requests must be submitted at least one (1) month prior to the anticipated vacation leave requested.

Vacations are not cumulative from year to year. Vacation days shall be taken at any time convenient with the needs of Management for coverage of the various staff functions. No vacation days shall be allowed during quarterly reporting. (Typically, the first 15 business days following quarter end.)

XIV. PERSONAL DAYS (Amended 12/8/00, 12/9/03) Personal days will now be incorporated into the vacation day schedule. (See XIII)

Any employee wishing to take a religious holiday off must use a vacation day for that purpose. Religious holidays are optional and are not part of the office holiday schedule.

XV. HOLIDAYS

Management will observe the following holidays:

New Year's Day
Martin Luther King, Jr.'s Birthday
President's Day
Good Friday
Memorial Day
Independence Day
Labor Day
Thanksgiving Day
Christmas Day
and/or any other holidays observed by the NYSE.


XVI. MATERNITY LEAVE

All female employees and partners are eligible for the following maternity benefits:

The firm will abide by the State of New Jersey code maternity situations which covers 4 weeks before and 6 weeks following birth as "leave without pay".

XVII. MILITARY SERVICE (ACTIVE DUTY)

If you are a regular, full-time or part-time employee and are drafted into, enlist in, or are recalled to the United States Armed Forces (Army, Navy, Marine Corps, Air Force, Coast Guard or National Guard, but not the Merchant Marine) you must resign from your job.

Your participation in Osprey Partners Investment Management, LLC's health, long-term disability and profit sharing plan will be discontinued. You will have the option of converting your insurance to individual policies. You will receive any vacation pay you have earned before your employment is terminated.

REEMPLOYMENT AFTER ACTIVE MILITARY DUTY. If you were a regular employee and you return to Osprey Partners Investment Management, LLC after you satisfactorily complete your military service, you have certain reemployment rights which are protected by law.

To be eligible for these rights, you had to serve in the Armed Forces for at least three months but not more than five years (four years active duty plus a one-year extension of active duty if requested by the government).
Also, you must apply for reemployment: within 31 days of your military discharge if your period of active duty was three to six months, or within 90 days of your military discharge if your period of active duty was more than six months.

Once you are reemployed, your time in the service counts as company continuous service. We reinstate your original date. All benefits will resume upon your return provided you meet the eligibility requirements.

MILITARY RESERVE TRAINING. If you are a regular employee and a member of the National Guard or of the United States Armed Forces Reserves and you are called back to active duty for a training period of three to six months, you must resign from Osprey Partners Investment Management, LLC. You may apply with 31 days after you receive military discharge for reinstatement of your employment. You are eligible for the reemployment rights described above.

If you are a regular employee who has completed at least five months of service and you have a military commitment in the National Guard or Armed Forces Reserves which requires a two-week training period each year, you will be given 10 days off in addition to your regular vacation.

The time off you are allowed for the two-week training period may or may not be taken to coincide with your vacation. If you take it to coincide with your vacation, you will receive your regular vacation pay in addition to any service pay you earn. If you take the training period at another time, you will receive the difference, if any, between your salary and the total service pay you earn for a training period.

XVIII. SEXUAL HARASSMENT

Unwelcome sexual advances, requests for sexual favors and other verbal or physical conduct of a sexual nature constitute sexual harassment. Sexual harassment exists if this type of conduct becomes a condition of an individual's employment, or if it is used as a basis for employment decisions and will be handled on an individual basis. Any harassment observed by management or satisfactorily collaborated may be cause for immediate dismissal and the forfeiture of all benefits including equity ownership. Please advise the Director of Administration or Chief Operating Officer to share your concerns or to file a formal complaint. A formal complaint will be brought to the attention of the Management Committee with an investigation initiated within 3 days, and determination within 30 days.

SMOKING. No employee smoking is allowed within the offices, hallways or restrooms. No smoking is allowed within the building.




XIX. EMPLOYMENT REVIEW

Each employee will have his performance reviewed by the Department Head and a Managing Partner three months after his/her initial employment and once yearly following the initial review. These performance reviews are only to review the employee's productivity and performance in the context of specific assigned duties and efforts involved at the firm.

XX. BONUSES

All year-end and merit bonuses are made at the sole discretion of the Managing Partners on a schedule to be determined solely by them. There is no fixed bonus plan in effect. Bonuses are subject to company profitability and employee performance. The bonus plan is on a merit basis. It is not part of normal compensation.

XXI. DRUG-FREE WORKPLACE & SCREENING POLICY (Amended 9/10/02)

It is the firm's intention to create a work environment that reflects our commitment to the highest standards of health and safety. Accordingly, it is the firm's policy that the unlawful manufacture, distribution, dispensing, possession or use of a controlled substance is prohibited in the workplace or by any employee at any time. Employment is conditional upon abiding by these terms and employees must notify the firm of any criminal drug statute arrest or conviction for a violation no later than five (5) days after such conviction or arrest. Employee acknowledges by signing below that he/she has read, understood and will abide by these conditions.

To further the firm's objective to maintain a drug-free workplace, the firm has the right to implement an illegal drug screening policy designed to test all employees and partners at random beginning with the Managing Partners.

Employees and partners will be notified in the morning they have been randomly selected for testing.

A positive test may be adequate cause for dismissal. An employee with a positive test result will be required to participate in a second test sometime in the future at the discretion of the firm. A second positive test result will be grounds for termination.

Each case will be handled on an employee by employee basis.

XXII. CRIMINAL RECORD (Amended 3/29/04)

Each employee attests that he/she has not been convicted or plead guilty or "nolo contendere" to any felony charge, and he/she is not aware of any such charges being considered.

ADDENDUM: Rules Governing Personal Securities Transactions
           (the addendum document also requires your signature, see page 18)
                                    ADDENDUM

Schedule F of Form ADV
Continuation Sheet for Form ADV Part II

Applicant: Osprey Partners Investment Management, LLC.
IRS Empl. Ident. No.: 22-3602461
SEC File Number: 801-55893
Date:

RULES GOVERNING PERSONAL SECURITIES TRANSACTIONS

Osprey Partners Investment Management, LLC. in its attempts to comply with Rule 17j-1 under the Investment Company Act and the provisions of the Investment Advisors Act (including Rule 204-2(12), has established the following procedures to prevent activities that could result in conflicts of interest, or that may abuse fiduciary duties to Clients.

I. DEFINITIONS: Wherein used herein, unless otherwise required by the context:
(Amended 8/27/01)

1. "Act" means the Investment Advisers Act of 1940, as amended, as in effect at the time any reference to it is made for purposes of any determination hereunder. The Act regulates the activities of Registered Investment Advisors, of which Osprey Partners Investment Management LLC is one.

"ICA" means the Investment Company Act of 1940, as amended, as in effect at the time any reference to it is made for purposes of any determination hereunder. The ICA regulates all those that deal with a Registered Investment Company.

2. "Osprey" means Osprey Partners Investment Management, LLC., a New Jersey limited liability corporation.

3. "Employee" means an officer, director, control person, or employee of the Company and includes the spouse and minor children of such an employee, and any parent or any other person who shares a household with such an employee, or that has a "beneficial interest" (as defined by the Securities Exchange Act of 1934) or "pecuniary interest" (as defined in the ICA) in an account of or with any employee.

4. "Client" means any person, corporation, investment company, or other entity for which the Company is an investment advisor as defined in the Act or ICA.

5. The term "security" shall have the meaning prescribed in the Act and ICA.

6. The term "transaction" means any acquisition or disposition of any interest in or right to a security.

7. The term "initial public offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, prior to the offering was not registered under the Act and for which no public market previously existed.

II. SECURITIES TRANSACTIONS: (Amended 1/25/01, 8/27/01, 2/5/04)

Osprey imposes the following restrictions:

No "access person" or "advisory person" (as defined by the ICA, Rule 17j-1) may purchase or sell any security, or any other security having the same issuer (with the exception of those issues excluded by ICA), for his or her account or for any account in which he or she is a beneficial owner for 3 business days prior to the initiation of the buy or sell program for a security that will be "held or to be acquired" by all clients which (a) involve, (b) propose to involve, or (c) reasonably might involve any transaction in such security. It is further understood that any such person must retain any approved security purchased for a period of not less than 60 days unless specifically approved otherwise by the CCO in the case of economic hardship or some other reasonable condition.

No "access person" or "advisory person" may acquire a beneficial interest in any securities in an initial public offering or in a limited offering without obtaining advance approval from the Chief Compliance Officer (CCO), or in the CCO's absence, from the Chief Operating Officer (COO)or Chief Investment Officer
(CIO).


III.  REPORTING REQUIREMENTS FOR ALL "ACCESS PERSONS" (Amended 8/24/00, 1/26/05
      )

Osprey Partners has adopted the following reporting requirements using Rule 17j-1 under the Investment Company Act of 1940 as a guide. These requirements apply to all employees who are "Access Persons", defined under Rule 17j-1 to cover persons such as officers, directors, general partners, portfolio managers, traders, research analysts and others (see the definitions below).

o     Initial Holdings Report
      Except for the transactions set forth below, any person who becomes an Access Person of Osprey Partners must submit within 10 days of becoming an Access Person an Initial Holdings Report (see Appendix A) listing all securities that he or she holds in an Access Person Account. The Report must be current as of a date no more than 30 days before the Report is submitted. The Report should be forwarded to the CCO.

o     Annual Holdings Report
      Each Access Person must submit an Annual Holdings Report (see Appendix A) listing all securities in an Access Person Account. The information in the Annual Holdings Report must be current as of a date no more than 30 days before the report is submitted. The completed report should be submitted to the CCO within 45 days of the end of the calendar year.

o     Exemptions from Reporting Requirements
      Securities Transactions involving the following circumstances or Securities are exempt from the reporting requirements in this section and
      Section V: (1) neither the Access Person nor an Immediate Family Member had any direct or indirect influence or control over the transaction; (2) transactions effected pursuant to an automatic investment plan; (3) Securities directly issued by the U.S. Government; (4) bankers' acceptances; (5) bank certificates of deposit; (6) commercial paper; (7) high quality short-term debt instruments (including repurchase agreements); (8) shares issued by open-end mutual funds except for shares in mutual funds managed by the adviser; (9) transactions in units of a unit investment trust if the unit investment trust is invested exclusively in unaffiliated mutual funds and (10) other Securities as may from time to time be designated in writing by the CCO based on a determination that the risk of abuse is minimal or non-existent.



Definitions

      Access Person means any trustee, director, general partner, officer or Advisory Person of Osprey Partners.

      Advisory Person means (i) any employee of Osprey Partners (or of any company in a control relationship with such companies) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by an Advisory Client, or whose functions relate to the making of any recommendation with respect to such purchases or sales, and (ii) any natural person in a control relationship to such companies who obtains information concerning recommendations made to an Advisory Client with respect to the purchase and sale of securities by an Advisory Client.

      Access Person Account means the following Securities accounts: any personal account of an Access Person; any joint or tenant-in-common account in which the Access Person has an interest or is a participant; any account for which the Access Person acts as trustee, executor, or custodian; any account over which the Access Person has investment discretion or otherwise can exercise control (other than non-related clients' accounts over which the Access Person has investment discretion), including the accounts of entities controlled directly or indirectly by the Access Person; and any other account in which the Access Person has a direct or indirect Beneficial Interest (other than such accounts over which the Access Person has no investment discretion and cannot otherwise exercise control); and any account in which an Immediate Family member has a Beneficial Interest.

      Advisory Client means any client to whom Osprey Partners provides investment advice. Beneficial Interest means the opportunity to share, directly or indirectly, in any profit or loss on a transaction in Securities, including, but not limited to, all joint accounts, partnerships, and trusts.
      Chief Compliance Officer (CCO) means the so-designated individual at Osprey Partners (or that person's designee if the compliance person is absent or unavailable). Immediate Family of an Access Person means any of the following persons who reside in the same household as the Access
      Person:

           child                grandparent          son-in-law
           stepchild            spouse               daughter-in-law
           grandchild           sibling              brother-in-law
           parent               mother-in-law        sister-in-law
           stepparent           father-in-law

      (Immediate Family includes adoptive relationships.)

      Investment Personnel (or, singularly, Investment Person) are (i) employees of Osprey Partners (or of any company in a control relationship to such companies) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of a security, or (ii) any natural person who controls Osprey Partners and who obtains information concerning recommendations made to an Advisory Client regarding the purchase and sale of securities by the Advisory Client. References to Investment Personnel include Portfolio Managers.

      Portfolio Manager means those natural persons employed by Osprey Partners who are entrusted with the direct responsibility and authority to make investment decisions affecting an advisory client of Osprey Partners.

      Security includes publicly traded stock, notes, bonds, debentures, and other evidences of indebtedness (including loan participations and assignments), limited partnership interests, investment contracts, and all derivative instruments, such as options and warrants. Security also includes futures and options on futures but, unlike other Securities, there is no requirement in the Code that such Securities be pre-cleared. Osprey Partners does not normally invest in private placements or initial public offerings for any clients.

      Securities Transaction means a purchase or sale of Securities.

Appendix A

                         INITIAL/ANNUAL HOLDINGS REPORT

      In accordance with the Code of Ethics, please list all securities holdings for each of your Access Person Accounts, including accounts of your Immediate Family.

(1) Initial or Annual Report (circle one)

(2) Name of Access Person:
------------------------------------------------------

(3)   If different than #2, name of the person in whose name the account is held:
-----------------------------------------------

(4) Relationship of (3) to (2):
-----------------------------------------------

(5) Account Number:
-----------------------------------------------

(6) For each account, attach your most recent account statement listing securities in that account. If you own securities that are not listed in an attached account statement, list them below:

Name of Security
Ticker Symbol or CUSIP
Type of Security
# of Shares
Principal Amount (if applicable)
Name of Broker Dealer/Bank
Date Report is Submitted

(Attach separate sheet if necessary)

      I certify that this form and the attached statements (if any) constitute all of the securities in my Access Person Accounts, including accounts of my Immediate Family.

--------------------------------------
Access Person Signature
--------------------------------------
Print Name

Dated:  _______________________________

IV. GENERAL RULES:

No Employee shall disclose to any person any information regarding any investment program or security transaction being contemplated, planned or executed for or on behalf of any Client except to (a) those employees who are necessarily involved, or have a need to know, (b) brokers or dealers when mutually executing the transactions in question and only to the extent necessary properly to execute the transaction, and (c) custodians and others who are necessarily involved in such aspects of any transactions as are necessary to be informed.

V. REPORTS: (Amended 12/9/03, 1/26/05)

To review and monitor compliance with these restrictions, a record is kept of all purchases or sales of such securities for the Company's own account, and a reporting system requires all Employees of OSPREY to report in writing all personal security transactions and securities held to the CCO of OSPREY. This transactional information should include, at a minimum, the following: date of purchase or sale, name of issue, ticker or cusip, number of shares or face value of bond, interest rate and maturity date, nature of transaction (i.e., buy or sell), the price at which effected, name of broker or bank through which effected, and proceeds. Holding information should include the information set forth in Appendix A Please note that private placements are subject to these reporting requirements.

Each Employee shall, within 30 days after the end of each calendar month, report any security transactions in any account in which he/she has any beneficial ownership, or over which he/she has any management or control, in reasonable detail in writing to the CCO of OSPREY. All such reports shall be maintained in strict confidence and are subject to disclosure only to the General Counsel, Regulatory Authorities, Directors of the Company, and the CCO. A report should be made at least quarterly even if no trades occur. All Employees of OSPREY shall arrange to have their brokers or custodians send duplicate copies of confirmations and/or statements directly to OSPREY. Duplicate copies of confirmations and/or statements that contain the information required above will be deemed to satisfy the employee's reporting requirement of transactions so long as they are received within 30 days after the end of the applicable calendar month in which trades occur (or quarter if no transactions).

The CCO shall regularly review the holdings and transaction information in order to assure that steps are taken to prevent "insider trading" (as defined in section 204A of the Act). Personal trading records will be maintained and preserved in accordance with the Act and ICA.

VI. EXCEPTIONS: (Amended 3/1/99, 8/24/00, 1/25/01, 11/4/02, 12/9/03,10/5/05)

"Advisory persons" of OSPREY shall seek advance approval of securities transactions for any securities that appear on the then current "Restricted List", optimally in writing, from the CCO, or in the absence of the CCO, the COO or CIO. The CCO shall keep a record of the determination and reasons therefore in respect of any request for approval.
The CCO and/or Compliance Administrator shall maintain a log of all requests for advanced approval for securities transactions, which will include the following information: o Name of Employee o Date request is made o Name of Security o Number of shares and/or dollar value to be transacted o Any other information that may be requested

This pre-approval is for purchases/sales of any security that appears on Osprey's Restricted List or which Osprey may take action upon within the following 3 business days. All approved transactions good for date authorized only. Should Osprey take action within the 3 day period, employee may be forced to cancel the trade or "unwind" the trade if he/she received a beneficial price compared to the price received by clients of the firm. Once a security is approved by the CCO (or designate), employee agrees to retain security (or any derivative thereof) for a period of not less than 60 days unless specifically authorized to the contrary for economic hardship or some other reasonable condition that may require a premature sale.

VII. REPORTING VIOLATIONS (Initiated 1/26/05)

Every employee must immediately report any violation of the Code to the CCO or in the CCO's absence, to the COO. All reports will be treated confidentially and investigated. The CCO will keep records of any violations of the Code.

VIII. ACCEPTANCE BY EMPLOYEES:

1. Each employee shall indicate on a copy of these rules by his/her signature that he/she has read the same and will abide by them. The Secretary of the Company shall keep the copy so signed by the employee in the Employee's personnel file following its review by the Managing Partners.

2. Failure by an employee to sign and/or observe these rules shall be a basis for dismissal for cause and every Employee of the Company shall be deemed by his/her signature to those rules to have agreed that the terms of his/her employment terminated.

3. These rules may be amended from time to time by the Managing Partners of the Company in order to maintain compliance with regulatory changes, and each Employee shall be furnished a copy of such amendment immediately after it has become effective. Failure of any Employee to advise the Managing Partners within five days after receipt of such amendment, that he/she does not wish to accept the terms of the rules as thus amended will be deemed to be an acceptance of the rules as thus amended.

IX. EFFECTIVE DATE:

These rules shall be effective on and after September 10, 1998 except as subsequently amended pursuant to the terms hereof.

By Order of the Managing Partners.